                                                                   Exhibit 4.9


                  ---------------------------------------------


                    FORM OF AMENDED AND RESTATED DECLARATION

                                    OF TRUST

                                       OF

                              K N CAPITAL TRUST II

                           Dated as of _____ __, ____


                  ---------------------------------------------

                                TABLE OF CONTENTS

                                                                                                               Page
                                    ARTICLE I

                                          INTERPRETATION AND DEFINITIONS........................................  1

         Section 1.01        Definitions........................................................................  1

                                   ARTICLE II

                                                TRUST INDENTURE ACT............................................. 11

         Section 2.01        Trust Indenture Act: Application................................................... 11
         Section 2.02        Lists of Holders of Trust Securities............................................... 11
         Section 2.03        Reports by the Institutional Trustee............................................... 11
         Section 2.04        Periodic Reports to Institutional Trustee.......................................... 12
         Section 2.05        Evidence of Compliance with Conditions............................................. 12
         Section 2.06        Events of Default; Waiver.......................................................... 12
         Section 2.07        Event of Default: Notice........................................................... 14

                                   ARTICLE III

                                                   ORGANIZATION................................................. 14

         Section 3.01        Name   ............................................................................ 14
         Section 3.02        Office ............................................................................ 14
         Section 3.03        Issuance of Trust Securities....................................................... 14
         Section 3.04        Purchase of Debentures............................................................. 15
         Section 3.05        Purpose............................................................................ 15
         Section 3.06        Title to Property of the Trust..................................................... 16
         Section 3.07        Authorization to Enter into Certain Transactions................................... 16
         Section 3.08        Prohibition of Actions by the Trust, the Trustees and the
                                    Administrators.............................................................. 20
         Section 3.09        Certain Duties and Responsibilities of the Institutional
                                    Trustee..................................................................... 21
         Section 3.10        Certain Rights of Institutional Trustee............................................ 23
         Section 3.11        Delaware Trustee................................................................... 25
         Section 3.12        Execution of Documents............................................................. 25
         Section 3.13        Not Responsible for Recitals or Issuance of Trust
                                    Securities.................................................................. 25
         Section 3.14        Duration of Trust.................................................................. 25
         Section 3.15        Mergers, Consolidations or Amalgamations of the Trust.............................. 25


                                         -i-

                                                                                                               Page
                                   ARTICLE IV

                                                      SPONSOR................................................... 27

         Section 4.01        Sponsor's Purchase of Common Securities............................................ 27
         Section 4.02        Responsibilities of the Sponsor.................................................... 27

                                    ARTICLE V

                                            TRUSTEES AND ADMINISTRATORS......................................... 28

         Section 5.01        Number of Trustees and Administrators.............................................. 28
         Section 5.02        Delaware Trustee; Eligibility...................................................... 28
         Section 5.03        Institutional Trustee; Eligibility................................................. 28
         Section 5.04        Certain Qualifications of Administrators and the Delaware
                                    Trustee Generally........................................................... 29
         Section 5.05        Initial Administrators............................................................. 29
         Section 5.06        Intentionally Omitted.............................................................. 29
         Section 5.07        Appointment, Removal and Resignation of Trustees and
                                    Administrators.............................................................. 29
         Section 5.08        Vacancies Among Trustees........................................................... 31
         Section 5.09        Effect of Vacancies................................................................ 31
         Section 5.10        Meetings........................................................................... 31
         Section 5.11        Delegation of Power................................................................ 32
         Section 5.12        Merger, Conversion, Consolidation or Succession to
                                    Business.................................................................... 32

                                   ARTICLE VI

                                                   DISTRIBUTIONS................................................ 32

         Section 6.01        Distributions...................................................................... 32

                                   ARTICLE VII

                                           ISSUANCE OF TRUST SECURITIES......................................... 33

         Section 7.01        Global Securities.................................................................. 33
         Section 7.02        Execution and Authentication....................................................... 35
         Section 7.03        Form and Dating.................................................................... 35
         Section 7.04        Paying Agent and Registrar......................................................... 36


                                         -ii-

                                                                                                               Page
                                  ARTICLE VIII

                                               DISSOLUTION OF TRUST............................................. 36

         Section 8.01        Dissolution of Trust............................................................... 36

                                   ARTICLE IX

                                               TRANSFER OF INTERESTS............................................ 38

         Section 9.01        Transfer of Trust Securities....................................................... 38
         Section 9.02        Transfer of Certificates........................................................... 39
         Section 9.03        Deemed Holders..................................................................... 39
         Section 9.04        Book Entry Interests............................................................... 39
         Section 9.05        Notices to Clearing Agency......................................................... 40
         Section 9.06        Appointment of Successor Clearing Agency........................................... 40
         Section 9.07        Definitive Capital Security Certificates Under Certain
                                    Circumstances............................................................... 40
         Section 9.08        Mutilated, Destroyed, Lost or Stolen Certificates.................................. 41

                                    ARTICLE X

                           LIMITATION OF LIABILITY OF
                                  HOLDERS OF TRUST SECURITIES, TRUSTEES OR OTHERS............................... 42

         Section 10.01       Liability.......................................................................... 42
         Section 10.02       Exculpation........................................................................ 42
         Section 10.03       Fiduciary Duty..................................................................... 42
         Section 10.04       Indemnification.................................................................... 43
         Section 10.05       Outside Business................................................................... 46

                                   ARTICLE XI

                                                    ACCOUNTING.................................................. 47

         Section 11.01       Fiscal Year........................................................................ 47
         Section 11.02       Certain Accounting Matters......................................................... 47
         Section 11.03       Banking............................................................................ 47
         Section 11.04       Withholding........................................................................ 48


                                        -iii-

                                                                                                               Page
                                   ARTICLE XII

                                              AMENDMENTS AND MEETINGS........................................... 48

         Section 12.01       Amendments......................................................................... 48
         Section 12.02       Meetings of the Holders of Trust Securities; Action by
                                    Written Consent............................................................. 50

                                  ARTICLE XIII

                    REPRESENTATIONS OF INSTITUTIONAL TRUSTEE
                                               AND DELAWARE TRUSTEE............................................. 51

         Section 13.01       Representations and Warranties of Institutional Trustee............................ 51
         Section 13.02       Representations and Warranties of Delaware Trustee................................. 52

                                   ARTICLE XIV

                                                   MISCELLANEOUS................................................ 53

         Section 14.01       Notices............................................................................ 53
         Section 14.02       Governing Law...................................................................... 54
         Section 14.03       Intention of the Parties........................................................... 54
         Section 14.04       Headings........................................................................... 54
         Section 14.05       Successors and Assigns............................................................. 54
         Section 14.06       Partial Enforceability............................................................. 54
         Section 14.07       Counterparts....................................................................... 54



                                         -iv-

                                                                                                               Page
ANNEXES AND EXHIBITS

Annex I              Terms of ____% Capital Securities and ____% Common Securities                              I-i

Exhibit A-1          Form of Capital Security Certificate                                                      A1-1
Exhibit A-2          Form of Common Security Certificate                                                       A2-1


                                       -v-

                          FORM OF AMENDED AND RESTATED
                              DECLARATION OF TRUST
                                       OF
                              K N CAPITAL TRUST II

                                 ----- --, ----

                  FORM OF AMENDED AND RESTATED DECLARATION OF TRUST (this "Declaration") dated and effective as of _____ __, ____, by the Trustees (as defined herein), the Administrators (as defined herein), the Sponsor (as defined herein) and by the holders, from time to time, of undivided beneficial interests in the assets of the Trust to be issued pursuant to this Declaration;

                  WHEREAS, one of the Trustees and the Sponsor created K N Capital Trust II (the "Trust"), a statutory business trust under the Business Trust Act (as defined herein) pursuant to a Declaration of Trust dated as of January 15, 1998 (the "Original Declaration"), and a Certificate of Trust filed with the Secretary of State of the State of Delaware on January 15, 1998, for the sole purposes of (i) issuing and selling certain securities representing undivided beneficial ownership interests in the assets of the Trust, (ii) investing the proceeds thereof in certain Debentures (as defined herein) of the Debenture Issuer (as defined herein) and (iii) engaging in only those other activities necessary or incidental thereto; and

                  WHEREAS, the parties hereto, by this Declaration, amend and restate each and every term and provision of the Original Declaration.

                  NOW, THEREFORE, it being the intention of the parties hereto to continue the Trust as a statutory business trust under the Business Trust Act and that this Declaration constitute the governing instrument of such statutory business trust, the Trustees declare that all assets contributed to the Trust will be held in trust for the benefit of the holders, from time to time, of the securities representing undivided beneficial ownership interests in the assets of the Trust issued hereunder, subject to the provisions of this Declaration and in consideration of the mutual covenants contained herein and other good and valuable consideration, the receipt of which is hereby acknowledged, the parties hereto, intending to be legally bound hereby, agree as follows:


                                    ARTICLE I

                         INTERPRETATION AND DEFINITIONS

                  Section 1.01  Definitions.

                  Unless the context otherwise requires:

                  (a) capitalized terms used in this Declaration but not defined in the preamble above have the respective meanings assigned to them in this
Section 1.01;

                  (b) a term defined anywhere in this Declaration has the same meaning throughout;

                  (c) all references to "the Declaration" or "this Declaration" are to this Declaration and each Annex and Exhibit hereto, as modified, supplemented or amended from time to time;

                  (d) all references in this Declaration to Articles and Sections and Annexes and Exhibits are to Articles and Sections of and Annexes and Exhibits to this Declaration unless otherwise specified;

                  (e) a term defined in the Trust Indenture Act (as defined herein) has the same meaning when used in this Declaration unless otherwise defined in this Declaration or unless the context otherwise requires; and

                  (f) a reference to the singular includes the plural and vice versa.

                  "Additional Distributions" means, with respect to Trust Securities of a given Liquidation Amount and for a given period, the amount of Additional Interest (as defined in the Indenture) paid by the Sponsor on a Like Amount of Debentures for such period.

                  "Adjusted Treasury Rate" means, with respect to any prepayment date, (A) in the case of a Tax Event or an Investment Company Event, the Treasury Rate plus (i) ___% if such prepayment date occurs on or before _____ __, ____ and (ii) ___% thereafter, or (B) in the case of any other optional prepayment, the Treasury Rate plus ___%.

                  "Administrators" means each of _______________,
_________________ and _______________, solely in such Person's capacity as
Administrator of the Trust and not in such Person's individual capacity, or such Administrator's successor in interest in such capacity, or any successor appointed as herein provided.

                  "Affiliate" has the same meaning as given to that term in Rule 405 of the Securities Act or any successor rule thereunder.

                  "Agent" means any Paying Agent.

                  "Authorized Officer" of a Person means any Person that is authorized to bind such Person; provided, that the Authorized Officer signing an Officers' Certificate given pursuant to Section 314(a)(4) of the Trust Indenture Act shall be the principal executive, financial or accounting officer of such Person.

                  "Book Entry Interest" means a beneficial interest in a Global Certificate registered in the name of the Clearing Agency or its nominee, ownership and transfers of which shall be maintained and made through book entries by a Clearing Agency as described in Section 9.04.

                  "Business Day" means any day other than a Saturday, Sunday or any other day on which banking institutions in New York, New York or Wilmington, Delaware are permitted or required by any applicable law to close.

                  "Business Trust Act" means Chapter 38 of Title 12 of the Delaware Code, 12 Del. Code Section 3801 et seq., as it may be amended from time to time, or any successor legislation.

                  "Capital Securities Guarantee" means the guarantee agreement to be dated as of the date hereof, as modified or amended from time to time, of the Sponsor in respect of the Capital Securities.

                  "Capital Security" has the meaning specified in Section 3.03.

                  "Capital Security Beneficial Owner" means, with respect to a Book Entry Interest, a Person who is the beneficial owner of such Book Entry Interest, as reflected on the books of the Clearing Agency, or on the books of a Person maintaining an account with such Clearing Agency (directly as a Clearing Agency Participant or as an indirect participant, in each case in accordance with the rules of such Clearing Agency).

                  "Capital Security Certificate" means a definitive certificate representing a Capital Security substantially in the form of Exhibit A-1.

                  "Certificate" means any one of the Common Security Certificates or Capital Security Certificates.

                  "Clearing Agency" means an organization registered as a "Clearing Agency" pursuant to Section 17A of the Exchange Act that is acting as depositary for the Capital Securities and in whose name or in the name of a nominee of that organization shall be registered a Global Certificate and that shall undertake to effect book entry transfers and pledges of the Capital Securities. DTC will be the initial Clearing Agency.

                  "Clearing Agency Participant" means a broker, dealer, bank, other financial institution or other Person for whom from time to time the Clearing Agency effects book entry transfers and pledges of securities deposited with the Clearing Agency.

                  "Closing Date" means _____ __, ____.

                  "Code" means the Internal Revenue Code of 1986, as amended from time to time, or any successor legislation.

                  "Commission" means the Securities and Exchange Commission.

                  "Common Securities Guarantee" means the guarantee agreement to be dated as of the date hereof, as modified or amended from time to time, of the Sponsor in respect of the Common Securities.

                  "Common Security" has the meaning specified in Section 3.03.

                  "Common Security Certificate" means a definitive certificate in fully registered form representing a Common Security substantially in the form of Exhibit A-2.

                  "Company Indemnified Person" means (a) any Administrator; (b) any Affiliate of any Administrator; (c) any officers, directors, shareholders, members, partners, employees, representatives or agents of any Administrator; or
(d) any officer, employee or agent of the Trust or its Affiliates.

                  "Corporate Trust Office" means the office of the Institutional Trustee at which the corporate trust business of the Institutional Trustee shall, at any particular time, be principally administered, which office at the date of execution of this Declaration is located at Rodney Square North, 1100 North Market Street, Wilmington, Delaware 19890.

                  "Covered Person" means: (a) any officer, director, shareholder, partner, member, representative, employee or agent of (i) the Trust or (ii) the Trust's Affiliates; and (b) any Holder of Trust Securities.

                  "Debenture Issuer" means K N Energy, Inc., a Kansas corporation, in its capacity as issuer of the Debentures under the Indenture.

                  "Debenture Prepayment Date" means, with respect to any Debenture to be redeemed under the Indenture, the date fixed for redemption under the Indenture.

                  "Debentures" means the ____% Debentures to be issued by the Debenture Issuer under the Indenture and to be held by the Institutional Trustee.

                  "Debt Trustee" means Wilmington Trust Company, as trustee under the Indenture until a successor is appointed thereunder, and thereafter means such successor trustee.

                  "Definitive Capital Security Certificate" means any one of the Capital Security Certificates issued in definitive, fully registered form.

                  "Delaware Trustee" has the meaning set forth in Section 5.01.

                  "Direct Action" has the meaning set forth in Section 3.07(a)(vi).

                  "Distribution" means amounts payable in respect of the Trust Securities as provided in Section 6.01.

                  "DTC" means The Depository Trust Company or its successor.

                  "Event of Default" in respect of the Trust Securities means an Event of Default as defined in the Indenture in respect of the Debentures that has occurred and is continuing.

                  "Event Redemption Price" means an amount in cash equal to the greater of (i) 100% of the Liquidation Amount of the Trust Securities and (ii) the sum, as determined by the Quotation Agent, of the present values of (1) the principal amount and premium payable as part of the Optional Redemption Price on the Initial Optional Prepayment Date, together with (2) the present value of scheduled payments of interest thereon from the prepayment date to and including the Initial Optional Redemption Date (the "Term to Initial Optional Prepayment Date"), in each case discounted to the Redemption Date on a semi-annual basis (consisting of a 360-day year of twelve 30-day months) at the Adjusted Treasury Rate, plus, in each case, accumulated and unpaid Distributions thereon, if any, to but excluding the date of redemption.

                  "Exchange Act" means the Securities Exchange Act of 1934, as amended from time to time, or any successor legislation.

                  "Fiduciary Indemnified Person" has the meaning set forth in
Section 10.04(b).

                  "Fiscal Year" has the meaning set forth in Section 11.01.

                  "Global Certificate" means a definitive certificate representing a Global Security.

                  "Global Capital Security Certificate" means a Capital Security Certificate issued in global form.

                  "Global Security" means a fully registered, global Capital Security.

                  "Guarantee" means the Capital Securities Guarantee Agreement dated as of _____ __, ____ between the Sponsor, as Guarantor, and Wilmington Trust Company, as Guarantee Trustee.

                  "Holder" means a Person in whose name a certificate representing a Trust Security is registered, such Person being a beneficial owner within the meaning of the Business Trust Act.

                  "Indemnified Person" means a Company Indemnified Person or a Fiduciary Indemnified Person.

                  "Indenture" means the Indenture, dated as of _____ __, ____, as supplemented by the Supplemental Indenture, between the Debenture Issuer and the Debt Trustee pursuant to which the Debentures are to be issued.

                  "Indenture Event of Default" means an Event of Default under the Indenture.

                  "Initial Optional Prepayment Date" means ______ __, 20__.

                  "Institutional Trustee" has the meaning set forth in Section 5.01.

                  "Investment Company" means an investment company as defined in the Investment Company Act.

                  "Investment Company Act" means the Investment Company Act of 1940, as amended from time to time, or any successor legislation.

                  "Investment Company Event" means that the Sponsor and the Trust shall have received an opinion of counsel, who shall not be an officer of the Sponsor or its Affiliates, to the effect that, as a result of the occurrence of a change in law or regulation or a change in interpretation or application of law or regulation by any legislative body, court, governmental agency or regulatory authority on or after _____ __, ____, the Trust is or will be considered an "investment company" which is required to be registered under the Investment Company Act.

                  "Legal Action" has the meaning set forth in Section
3.07(a)(vi).

                  "Like Amount" means (a) with respect to a redemption of Trust Securities, Trust Securities having a Liquidation Amount equal to the principal amount of Debentures, to be contemporaneously redeemed in accordance with the Indenture, the proceeds of which will be used to pay the Redemption Price of such Trust Securities, and (b) with respect to a distribution of Debentures to Holders of Trust Securities in connection with a dissolution, termination or liquidation of the Trust, Debentures having a principal amount equal to the Liquidation Amount of the Trust Securities of the Holder to whom such Debentures are distributed.

                  "Liquidation Amount" means the stated amount of $1,000 per Trust Security.

                  "Liquidation Date" means the date on which Debentures are to be distributed to Holders of Trust Securities in connection with a dissolution, termination or liquidation of the Trust pursuant to Section 3 of Annex I.

                  "Liquidation Distribution" has the meaning set forth in the terms of the Trust Securities as set forth in Annex I.

                  "List of Holders" has the meaning set forth in Section
2.02(a).

                  "Majority in Liquidation Amount" of the Trust Securities means, except as provided in the terms of the Capital Securities or by the Trust Indenture Act, Holder(s) of outstanding Trust Securities voting together as a single class or, as the context may require, Holders of outstanding Capital Securities or Holders of outstanding Common Securities voting separately as a class, who are the record owners of more than 50% of the aggregate Liquidation Amount (including the stated amount that would be paid on redemption, liquidation or otherwise, plus accrued and unpaid Distributions to the date upon which the voting percentages are determined) of all outstanding Trust Securities of the relevant class.

                  "Maturity" has the meaning set forth in the Indenture.

                  "Maturity Redemption Price" means an amount equal to the principal of, and accrued interest on, the Debentures as of the Maturity thereof.

                  "Officers' Certificate" means, with respect to any Person, a certificate signed by two Authorized Officers of such Person. Any Officers' Certificate delivered with respect to compliance with a condition or covenant provided for in this Declaration shall include:

                         (i) a statement that each officer signing the Officers' Certificate has read the covenant or condition and the definitions relating thereto;

                        (ii) a brief statement of the nature and scope of the examination or investigation undertaken by each officer in rendering the Officers' Certificate;

                       (iii) a statement that each such officer has made such examination or investigation as, in such officer's opinion, is necessary to enable such officer to express an informed opinion as to whether or not such covenant or condition has been complied with; and

                        (iv) a statement as to whether, in the opinion of each such officer, such condition or covenant has been complied with.

                  "Optional Prepayment Price" means the following prices (expressed as percentages of the principal amount of the Debentures) together with accrued and unpaid interest, including Additional Interest and Compound Interest to, but excluding, the redemption date, if redeemed during the 12 month period ending:

                           Year                                   Percentage
                           ----                                   ----------

                           20__                                         %
                           20__                                         %
                           20__                                         %
                           20__                                         %
                           20__                                         %
                           20__                                         %
                           20__                                         %
                           20__                                         %
                           20__                                         %
                           20__                                         %
                           20__     and thereafter                   100%

                  "Optional Redemption Price" has the meaning set forth in
Section 4 of Annex I hereto.

                  "Paying Agent" has the meaning specified in Section 7.04.

                  "Payment Account" has the meaning set forth in Section 3.07(a)(ii)(A).

                  "Payment Amount" has the meaning set forth in Section 6.01.

                  "Person" means a legal person, including any individual, corporation, estate, partnership, joint venture, association, joint stock company, limited liability company, trust, unincorporated association, or government or any agency or political subdivision thereof, or any other entity of whatever nature.

                  "Pro Rata" means pro rata to each Holder of Trust Securities according to the aggregate Liquidation Amount of the Trust Securities held by the relevant Holder in relation to the aggregate Liquidation Amount of all Trust Securities outstanding unless, in relation to a payment, an Event of Default has occurred and is continuing, in which case any funds available to make such payment shall be paid first to each Holder of the Capital Securities pro rata according to the aggregate Liquidation Amount of Capital Securities held by the relevant Holder relative to the aggregate Liquidation Amount of all Capital Securities outstanding, and only after satisfaction of all amounts owed to the Holders of the Capital Securities, to each Holder of Common Securities pro rata according to the aggregate Liquidation Amount of Common Securities held by the relevant Holder relative to the aggregate Liquidation Amount of all Common Securities outstanding.

                  "Quorum" means a majority of the Administrators or, if there are only two Administrators, both of them.

                  "Quotation Agent" means Morgan Stanley & Co. Incorporated and its successors.

                  "Redemption Date" means, with respect to any Trust Security to be redeemed, the date fixed for such redemption by or pursuant to this Declaration; provided that each Debenture Prepayment Date and the Stated Maturity of the Debentures shall be a Redemption Date for a Like Amount of Trust Securities.

                  "Redemption/Distribution Notice" has the meaning specified in
Section 4 of Annex I hereto.

                  "Redemption Price" has the meaning set forth in Section 4(a) of Annex I.

                  "Registrar" has the meaning set forth in Section 7.04.

                  "Related Party" means, with respect to the Sponsor, any direct or indirect wholly-owned subsidiary of the Sponsor or any other Person that owns, directly or indirectly, 100% of the outstanding voting securities of the Sponsor.

                  "Remaining Life" has the meaning set forth in the terms of the Trust Securities as set forth in Annex I.

                  "Responsible Officer" means, with respect to the Institutional Trustee, any officer within the Corporate Trust Office of the Institutional Trustee, including any vice president, any assistant vice president, any assistant secretary, the treasurer, any assistant treasurer, financial services officer or other officer of the Corporate Trust Office of the Institutional Trustee customarily performing functions similar to those performed by any of the above designated officers and also means, with respect to a particular corporate trust matter, any other officer to whom such matter is referred because of that officer's knowledge of and familiarity with the particular subject.

                  "Rule 3a-5" means Rule 3a-5 as promulgated under the Investment Company Act, or any successor rule.

                  "Securities Act" means the Securities Act of 1933, as amended from time to time, or any successor legislation.

                  "Securities Guarantees" means the Common Securities Guarantee and the Capital Securities Guarantee.

                  "Securities Register" has the meaning set forth in Section
7.04.

                  "Sponsor" or "K N" means K N Energy, Inc., a Kansas corporation, or any successor entity in a merger, consolidation or amalgamation, in its capacity as sponsor of the Trust.

                  "Stated Maturity" means _____ __, ____, the date on which the Debentures will mature.

                  "Successor Delaware Trustee" has the meaning set forth in
Section 5.07(b).

                  "Successor Institutional Trustee" has the meaning set forth in
Section 5.07(b).

                  "Super-Majority" has the meaning set forth in Section 2.06(a)(ii).

                  "Supplemental Indenture" means the First Supplemental Indenture dated as of _____ __, ____ between the Debenture Issuer and the Debt Trustee pursuant to which the terms and form of Debentures are to be established, as modified or amended from time to time.

                  "Tax Event" shall mean that the Sponsor and the Trust shall have received an opinion of counsel, who shall not be an officer or employee of the Sponsor or its Affiliates, to the effect that, as a result of (a) any amendment to or change (including any announced proposed change) in, the laws (or any regulations thereunder) of the United States or any political subdivision or taxing authority thereof or therein or as a result of any official administrative written decisions or pronouncement or judicial decision or action interpreting or applying such laws or regulations, which amendment, clarification, or change is effective or such pronouncement, proposed change, action or decision is announced on or after _____ __, ____, there is more than an insubstantial risk that (i) the Trust is or will be within 90 days of the date of such opinion of counsel, subject to United States federal income tax with respect to income accrued or received on the Debentures, (ii) interest payable by the Sponsor on the Debentures is not, or within 90 days of the date of such opinion of counsel will not be, deductible by the Sponsor, in whole or in part, for United States federal income tax purposes, or (iii) the Trust is, or will be within 90 days of the date of such opinion of counsel, subject to more than a de minimis amount of taxes, duties or other governmental charges.

                  "10% in Liquidation Amount" of the Trust Securities means, except as provided in the terms of the Capital Securities or by the Trust Indenture Act, Holders of outstanding Trust Securities voting together as a single class or, as the context may require, Holders of outstanding Capital Securities or Holders of outstanding Common Securities voting separately as a class, who are the record owners of 10% or more of the aggregate Liquidation Amount (including the stated amount that would be paid on redemption, liquidation or otherwise, plus accrued and unpaid Distributions to the date upon which the voting percentages are determined) of all outstanding Trust Securities of the relevant class.

                  "Treasury Regulations" means the income tax regulations, including temporary and proposed regulations, promulgated under the Code by the United States Treasury, as such regulations may be amended from time to time (including corresponding provisions of succeeding regulations).

                  "Trustee" or "Trustees" means each Person who has signed this Declaration as a trustee, so long as such Person shall continue in office in accordance with the terms hereof, and all other Persons who may from time to time be duly appointed, qualified and serving as Trustees in accordance with the provisions hereof, and references herein to a Trustee or the Trustees shall refer to such Person or Persons solely in their capacity as trustees hereunder.

                  "Trust Indenture Act" means the Trust Indenture Act of 1939, as amended from time to time, or any successor legislation.

                  "Trust Property" means (a) the Debentures, (b) any cash on deposit in, or owing to, the Payment Account and (c) all proceeds and rights in respect of the foregoing and any other property and assets for the time being held or deemed to be held by the Institutional Trustee pursuant to the terms of this Declaration.

                  "Trust Securities" means the Capital Securities and the Common Securities. The Trust Securities represent undivided beneficial ownership interests in the Trust Property.

                  "Underwriters" has the meaning set forth in Section 3.03(b).

                  "Underwriting Agreement" means the Underwriting Agreement, dated _____ __, ____, among K N, the Trust and the Underwriters named therein.

                                   ARTICLE II

                               TRUST INDENTURE ACT

                  Section 2.01 Trust Indenture Act: Application. (a) This Declaration is subject to the provisions of the Trust Indenture Act that are required to be part of this Declaration and shall, to the extent applicable, be governed by such provisions.

                  (b) The Institutional Trustee shall be the only Trustee which is a Trustee for the purposes of the Trust Indenture Act.

                  (c) If and to the extent that any provision of this Declaration limits, qualifies or conflicts with the duties imposed by Sections 310 to 317, inclusive, of the Trust Indenture Act, such imposed duties shall control.

                  (d) The application of the Trust Indenture Act to this Declaration shall not affect the nature of the Trust Securities as equity securities representing undivided beneficial interests in the assets of the Trust.

                  Section 2.02 Lists of Holders of Trust Securities. (a) Each of the Sponsor and the Administrators on behalf of the Trust shall provide the Institutional Trustee within 14 days after each record date for payment of Distributions, a list in such form as the Institutional Trustee may reasonably require of the names and addresses of the Holders of the Trust Securities ("List of Holders") as of such record date; provided, that neither the Sponsor nor the Administrators on behalf of the Trust shall be obligated to provide such List of Holders (i) at any time the List of Holders does not differ from the most recent List of Holders given to the Institutional Trustee by the Sponsor and the Administrators on behalf of the Trust, and (ii) at any other time, if within 30 days of receipt by the Trust of a written request for a List of Holders, a List of Holders as of a date no more than 14 days before such List of Holders is given to the Institutional Trustee. The Institutional Trustee shall preserve, in as current a form as is reasonably practicable, all information contained in Lists of Holders given to it or which it receives in the capacity as Paying Agent (if acting in such capacity); provided, that the Institutional Trustee may destroy any List of Holders previously given to it on receipt of a new List of Holders.

                  (b) The Institutional Trustee shall comply with its obligations under Sections 310(b), 311(a), 311(b) and 312(b) of the Trust Indenture Act.

                  Section 2.03 Reports by the Institutional Trustee. Within 60 days after May 15 of each year, the Institutional Trustee shall provide to the Holders of the Capital Securities such reports as are required by Section 313 of the Trust Indenture Act, if any, in the form, in the manner and at the times provided by Section 313 of the Trust Indenture Act. The Institutional Trustee shall also comply with the requirements of Section 313(d) of the Trust Indenture Act.

                  Section 2.04 Periodic Reports to Institutional Trustee. Each of the Sponsor and the Administrators on behalf of the Trust shall provide to the Institutional Trustee such documents, reports and information as required by
Section 314 of the Trust Indenture Act (if any) and the compliance certificate required by Section 314 of the Trust Indenture Act in the form, in the manner and at the times required by Section 314 of the Trust Indenture Act.

                  Delivery of such reports, information and documents to the Institutional Trustee is for informational purposes only and the Institutional Trustee's receipt of such shall not constitute constructive notice of any information contained therein or determinable from information contained therein, including the Sponsor's compliance with any of its covenants hereunder (as to which the Institutional Trustee is entitled to rely exclusively on Officers' Certificates).

                  Section 2.05 Evidence of Compliance with Conditions. Each of the Sponsor and the Administrators on behalf of the Trust shall provide to the Institutional Trustee such evidence of compliance with any conditions precedent, if any, provided for in this Declaration that relate to any of the matters set forth in Section 314(c) of the Trust Indenture Act. Any certificate or opinion required to be given by an officer pursuant to Section 314(c)(1) of the Trust Indenture Act may be given in the form of an Officers' Certificate.

                  Section 2.06  Events of Default; Waiver.

                  (a) The Holders of a Majority in Liquidation Amount of Capital Securities may, by vote or consent, on behalf of the Holders of all of the Capital Securities, waive any past Event of Default in respect of the Capital Securities and its consequences; provided, that if the underlying Event of Default under the Indenture:

                         (i) is not waivable under the Indenture, the Event of Default under this Declaration shall also not be waivable; or

                        (ii) requires the consent or vote of greater than a majority in principal amount of the holders of the Debentures (a "Super-Majority") to be waived under the Indenture, the Event of Default under this Declaration may only be waived by the vote or consent of the Holders of at least the proportion in Liquidation Amount (including the stated amount that would be paid on redemption, liquidation or otherwise, plus accrued and unpaid Distributions to the date upon which the voting percentages are determined) of the Capital Securities that the relevant Super-Majority represents of the aggregate principal amount of the Debentures outstanding.

                  The foregoing provisions of this Section 2.06(a) shall be in lieu of Section 316(a)(1)(B) of the Trust Indenture Act and such Section 316(a)(1)(B) of the Trust Indenture Act is hereby expressly excluded from this Declaration and the Trust Securities, as permitted by the Trust Indenture Act. Upon such waiver, any such default shall cease to exist, and any Event of Default with respect to the Capital Securities arising therefrom shall be deemed to have been cured, for every purpose of this Declaration, but no such waiver shall extend to any subsequent or other default or an Event of Default with respect to the Capital Securities or impair any right consequent thereon. Any waiver by the Holders of the Capital Securities of an Event of Default with respect to the Capital Securities shall also be deemed to constitute a waiver by the Holders of the Common Securities of any such Event of Default with respect to the Common Securities for all purposes of this Declaration without any further act, vote, or consent of the Holders of the Common Securities.

                  (b) The Holders of a Majority in Liquidation Amount of the Common Securities may, by vote or consent, on behalf of the Holders of all of the Common Securities, waive any past Event of Default with respect to the Common Securities and its consequences; provided, that if the underlying Event of Default under the Indenture:

                         (i) is not waivable under the Indenture, except where the Holders of the Common Securities are deemed to have waived such Event of Default under this

         Declaration as provided below in this Section 2.06(b), the Event of Default under this Declaration shall also not be waivable; or

                        (ii) requires the consent or vote of a Super-Majority to be waived, except where the Holders of the Common Securities are deemed to have waived such Event of Default under this Declaration as provided below in this Section 2.06(b), the Event of Default under this Declaration may only be waived by the vote of the Holders of at least the proportion in liquidation amount of the Common Securities that the relevant Super-Majority represents of the aggregate principal amount of the Debentures outstanding;

provided further, that notwithstanding (i) or (ii) above, each Holder of Common Securities will be deemed to have waived any such Event of Default and all Events of Default with respect to the Common Securities and its or their consequences until all Events of Default with respect to the Capital Securities have been cured, waived or otherwise eliminated, and until such Events of Default have been so cured, waived or otherwise eliminated, the Institutional Trustee will be deemed to be acting solely on behalf of the Holders of the Capital Securities and only the Holders of the Capital Securities will have the right to direct the Institutional Trustee in accordance with the terms of the Trust Securities. The foregoing provisions of this Section 2.06(b) shall be in lieu of Sections 316(a)(1)(A) and 316(a)(1)(B) of the Trust Indenture Act and such Sections 316(a)(1)(A) and 316(a)(1)(B) of the Trust Indenture Act are hereby expressly excluded from this Declaration and the Trust Securities, as permitted by the Trust Indenture Act. Subject to the foregoing provisions of this Section 2.06(b), upon such waiver, any such default shall cease to exist and any Event of Default with respect to the Common Securities arising therefrom shall be deemed to have been cured for every purpose of this Declaration, but no such waiver shall extend to any subsequent or other default or Event of Default with respect to the Common Securities or impair any right consequent thereon.

                  (c) A waiver of an Event of Default under the Indenture by the Institutional Trustee at the direction of the Holders of the Capital Securities constitutes a waiver of the corresponding Event of Default under this Declaration. The foregoing provisions of this Section 2.06(c) shall be in lieu of Section 316(a)(1)(B) of the Trust Indenture Act and such Section 316(a)(1)(B) of the Trust Indenture Act is hereby expressly excluded from this Declaration and the Trust Securities, as permitted by the Trust Indenture Act.

                  Section 2.07 Event of Default: Notice. (a) The Institutional Trustee shall, within 90 days after the occurrence of an Event of Default, transmit by mail, first class postage prepaid, to the Holders of the Trust Securities, notices of all defaults with respect to the Trust Securities actually known to a Responsible Officer of the Institutional Trustee, unless such defaults have been cured before the giving of such notice (the term "defaults" for the purposes of this Section 2.07(a) being hereby defined to be Events of Default as defined in the Indenture, not including any periods of grace provided for therein and irrespective of the giving of any notice provided therein); provided, that except for a default in the payment of principal of (or premium, if any) or interest on any of the Debentures, the Institutional Trustee shall be protected in withholding such notice if and so long as a Responsible Officer of the Institutional Trustee in good faith determines that the withholding of such notice is in the interests of the Holders of the Trust Securities.

                  (b) The Institutional Trustee shall not be deemed to have knowledge of any default except:

                         (i) a default under Sections 4.1(a) and 4.1(b) of the Indenture; or

                        (ii) a default as to which the Institutional Trustee shall have received written notice or of which a Responsible Officer of the Institutional Trustee charged with the administration of this Declaration shall have actual knowledge.

                                   ARTICLE III

                                  ORGANIZATION

                  Section 3.01 Name. The Trust is named "K N Capital Trust II" as such name may be modified from time to time by the Administrators following written notice to the Holders of Trust Securities. The Trust's activities may be conducted under the name of the Trust or any other name deemed advisable by the Administrators.

                  Section 3.02 Office. The address of the principal office of the Trust is c/o K N Energy, Inc., 370 Van Gordon Street, Lakewood, Colorado 80228. On ten Business Days written notice to the Holders of Trust Securities, the Administrators may designate another principal office.

                  Section 3.03 Issuance of Trust Securities. (a) The Administrators shall on behalf of the Trust issue one class of preferred securities representing undivided beneficial ownership interests in the assets of the Trust, having such terms as are set forth in this Declaration (the "Capital Securities"), and one class of common securities representing undivided beneficial ownership interests in the assets of the Trust, having such terms as are set forth in this Declaration (the "Common Securities"). The Trust shall issue no securities or other interests in the assets of the Trust other than the Capital Securities and the Common Securities.

                  (b) The Sponsor, on behalf of the Trust, shall execute and deliver the Underwriting Agreement. On the Closing Date and contemporaneously with the execution and delivery of this Declaration, the Administrators, on behalf of the Trust, shall execute and deliver to (i) the underwriters named in the Underwriting Agreement (the "Underwriters"), a Global Certificate, registered in the name of the nominee of the initial Clearing Agency as specified in Section 9.04, in an aggregate amount of _______ Capital Securities having an aggregate Liquidation Amount of $___________, against receipt of the aggregate purchase price of such Capital Securities of $___________, and (ii) the Sponsor, Common Securities Certificates, registered in the name of the Sponsor, in an aggregate amount of _____Common Securities having an aggregate Liquidation Amount of $_________, against receipt of the aggregate purchase price of such Common Securities of $_________. Any amounts so directed to the Sponsor shall be deemed for all purposes to be received by the Trust prior to the payment to the Sponsor. The Trust shall issue no securities or other interests in the assets of the Trust other than the Capital Securities and the Common Securities.

                  Section 3.04 Purchase of Debentures. On the Closing Date and contemporaneously with the execution and delivery of this Declaration, the Institutional Trustee, on behalf of the Trust, shall purchase from the Sponsor with the proceeds received by the Trust from the sale of the Trust Securities on such date pursuant to Section 3.03, at a purchase price of 100% of the principal amount thereof, Debentures, registered in the name of the Institutional Trustee and having an aggregate principal amount equal to $___________, and, in satisfaction of the purchase price for such Debentures, the Institutional Trustee, on behalf of the Trust, shall deliver or cause to be delivered to the Sponsor the sum of
$___________.

                  Section 3.05 Purpose. The exclusive purposes and functions of the Trust are (a) to issue and sell Trust Securities, (b) to use the proceeds from such sale to acquire the Debentures, (c) to make Distributions to Holders,
(d) except as otherwise limited herein, to engage in only those other activities necessary or incidental thereto, and (e) to engage in those activities necessary, advisable or incidental thereto (such as registering the transfer of the Capital Securities). The Sponsor hereby appoints, and/or confirms the appointment pursuant to the Declaration of, the Institutional Trustee and the Delaware Trustee as trustees of the Trust, and the Administrators as administrators of the Trust, to have all the rights, powers and duties to the extent set forth herein, and the Institutional Trustee, the Delaware Trustee and the Administrators hereby accept such appointment. The Institutional Trustee hereby declares that it will hold the Trust Property in trust upon and subject to the conditions set forth herein for the benefit of the Trust and the Holders. The Administrators are not trustees of the Trust and shall have all rights, powers and duties set forth herein and in accordance with applicable law with respect to accomplishing the purposes of the Trust. The Delaware Trustee shall not be entitled to exercise all powers, nor shall the Delaware Trustee have any of the duties and responsibilities, of the Institutional Trustee or the Administrators set forth herein. The Delaware Trustee shall be one of the Trustees of the Trust for the sole and limited purpose of fulfilling the requirements of Section 3807 of the Business Trust Act and accepting service of process on the Trust in the State of Delaware. The Trust shall not borrow money, issue debt or reinvest proceeds derived from investments, pledge any of its assets, or otherwise undertake (or permit to be undertaken) any activity that would cause the Trust not to be classified as a grantor trust for United States federal income tax purposes.

                  Section 3.06 Title to Property of the Trust. Except as provided in Section 3.07 with respect to the Debentures and the Payment Account or as otherwise provided in this Declaration, legal title to all assets of the Trust shall be vested in the Trust. The Holders shall not have legal title to any part of the assets of the Trust, but shall have an undivided beneficial ownership interest in the assets of the Trust.

                  Section 3.07 Authorization to Enter into Certain Transactions.
(a) The Trustees and the Administrators shall conduct the affairs of the Trust in accordance with the terms of this Declaration. Subject to the limitations set forth in paragraph (b) of this Section, and in accordance with the following provisions (i) and (ii), the Trustees and the Administrators shall have the authority to enter into all transactions and agreements determined by the Trustees and the Administrators to be appropriate in exercising the authority, express or implied, otherwise granted to the Trustees or the Administrators, as the case may be, under this Declaration, and to perform all acts in furtherance thereof, including without limitation, the following:

                         (i) Each Administrator shall have the power and authority to act on behalf of the Trust with respect to the following matters:

                           (A) the issuance and sale of the Trust Securities
                  including any agreements necessary with respect to such issuance and sale;

                           (B) if necessary, execute and file with the
                  Commission a registration statement on Form 8-A, including any amendments thereto, prepared by the Sponsor, relating to the registration of the Capital Securities under Section 12(b) of the Exchange Act;

                           (C) to cause the Trust to enter into, and to execute
                  and deliver on behalf of the Trust, such agreements as may be necessary or desirable in connection with the purposes and function of the Trust, including agreements with the Clearing Agency, any Registrar and any Paying Agent;

                           (D) ensuring compliance with the Securities Act,
                  applicable state securities or blue sky laws, and assisting in the compliance with the Trust Indenture Act;

                           (E) the sending of notices (other than notices of
                  default) and other information regarding the Trust Securities and the Debentures to the Holders in accordance with this Declaration;

                           (F) the consent to the appointment of a Paying Agent
                  and Registrar in accordance with this Declaration, which consent shall not be unreasonably withheld;

                           (G) execution of the Trust Securities in accordance
                  with this Declaration;

                           (H) execution and delivery of closing certificates
                  pursuant to the Underwriting Agreement and the application for a taxpayer identification number;

                           (I) except as otherwise required by applicable law,
                  to execute on behalf of the Trust (either acting along or together with any or all of the Administrators) any documents that the Administrators have the power to execute pursuant to this Declaration;

                           (J) the taking of any action incidental to the
                  foregoing as the Institutional Trustee may from time to time determine is necessary or advisable to give effect to the terms of this Declaration for the benefit of the Holders (without consideration of the effect of any such action on any particular Holder);

                           (K) execution and delivery of letters or documents to
                  or instruments with DTC relating to the Capital Securities;

                           (L) to the extent provided in this Declaration, the
                  winding up of the affairs of and liquidation of the Trust and the preparation, execution and filing of the certificate of cancellation with the Secretary of State of the State of Delaware;

                           (M) to establish a record date with respect to all
                  actions to be taken hereunder that require a record date be established, including and with respect to, for the purposes of Section 316(c) of the Trust Indenture Act, Distributions, voting rights, redemptions and exchanges, and to issue relevant notices to the Holders of Capital Securities and Holders of Common Securities as to such actions and applicable record dates;

                           (N) to duly prepare and file all applicable tax
                  returns and tax information reports that are required to be filed with respect to the Trust on behalf of the Trust;

                           (O) to give prompt written notice to the Holders of
                  the Trust Securities of any notice received from the Debenture Issuer of its election to defer payments of interest on the Debentures by extending the interest payment period under the Indenture;

                           (P) to distribute any of the Trust Property in
                  accordance with the terms of this Declaration; and

                           (Q) to take all action that may be necessary or
                  appropriate for the preservation and the continuation of the Trust's valid existence, rights, franchises and privileges as a statutory business trust under the laws of the State of Delaware and of each other jurisdiction in which such existence is necessary to protect the limited liability of the Holders of the Capital Securities or to enable the Trust to effect the purposes for which the Trust was created.

                        (ii) As among the Trustees and the Administrators, the Institutional Trustee shall have the power, duty and authority to act on behalf of the Trust with respect to the following matters:

                           (A) establish and maintain a segregated non-interest
                  bearing trust account (the "Payment Account") in the name of and under the exclusive control of the Institutional Trustee on behalf of the Holders of the Trust Securities and, upon the receipt of payments of funds made in respect of the Debentures held by the Institutional Trustee, deposit such funds into the

                  Payment Account and make payments to the Holders of the Capital Securities and Holders of the Common Securities from the Payment Account in accordance with Section 6.01; funds in the Payment Account shall be held uninvested until disbursed in accordance with this Declaration; the Payment Account shall be an account that is maintained with a banking institution the rating on whose long-term unsecured indebtedness is at least equal to the rating assigned to the outstanding long-term debt of the Debenture Issuer by a "nationally recognized statistical rating organization," as that term is defined for purposes of Rule 436(g)(2) under the Securities Act;

                           (B)  the receipt of the Debentures;

                           (C) the collection of interest, principal and any
                  other payments made in respect of the Debentures in the Payment Account;

                           (D) engage in such ministerial activities as shall be
                  necessary or appropriate to effect the redemption of the Capital Securities and the Common Securities to the extent the Debentures are prepaid or mature;

                           (E) engage in such ministerial activities as shall be
                  necessary or appropriate to effect the distribution of the Debentures to Holders of Trust Securities;

                           (F) the distribution through the Paying Agent of
                  amounts owed to the Holders in respect of the Trust
                  Securities;

                           (G) the exercise of all of the rights, powers and
                  privileges of a holder of the Debentures;

                           (H) the sending of notices of default and other
                  information regarding the Trust Securities and the Debentures to the Holders in accordance with this Declaration; and

                           (I) after any Event of Default (provided that such
                  Event of Default is not by or with respect to the Institutional Trustee), the taking of any action incidental to the foregoing as the Institutional Trustee may from time to time determine is necessary or advisable to give effect to the terms of this Declaration and protect and conserve the Trust property for the benefit of the Holders (without consideration of the effect of any such action on any particular Holder) and also to notify the Holders if an Event of Default has occurred.

                       (iii) All monies deposited in the Payment Account, and all Debentures held by the Institutional Trustee for the benefit of Holders of Trust Securities, will not be subject to any right, charge, security interest, lien or claim of any kind in favor of, or for the benefit of, the Institutional Trustee or its agents or their creditors.

                        (iv) The Institutional Trustee shall take all actions and perform such duties as may be specifically required of the Institutional Trustee pursuant to the terms of the Trust Securities.

                         (v) The Institutional Trustee may bring or defend, pay, collect, compromise, arbitrate, resort to legal action or otherwise adjust claims or demands of or against the Trust ("Legal Action") arising out of or in connection with an Event of Default of which a Responsible Officer of the Institutional Trustee has actual knowledge or the Institutional Trustee's duties and obligations under this Declaration or the Trust Indenture Act; provided, that if an Event of Default has occurred and is continuing and such event is attributable to the failure of the Debenture Issuer to pay interest or principal on the Debentures on the date such interest or principal is otherwise payable (or in the case of prepayment, on the prepayment date), then a Holder of Capital Securities may to the fullest extent permitted by law directly institute a proceeding for enforcement of payment to such Holder of the principal of or interest on the Debentures having a principal amount equal to the aggregate Liquidation Amount of the Capital Securities of such Holder (a "Direct Action") on or after the respective due date specified in the Debentures. In connection with such Direct Action, the Holders of the Common Securities will be subrogated to the Holder of Capital Securities to the extent of any payment made by the Debenture Issuer to such Holder of Capital Securities in such Direct Action; provided, however, that no Holder of the Common Securities may exercise any such right of subrogation so long as an Event of Default with respect to the Capital Securities has occurred and is continuing. Except as provided in the preceding sentences, the Holders of Capital Securities will not be able to exercise directly any other remedy available to the holders of the Debentures.

                        (vi) The Institutional Trustee shall have the legal power to exercise all of the rights, powers and privileges of a holder of Debentures under the Indenture and, if an Event of Default actually known to a Responsible Officer of the Institutional Trustee occurs and is continuing, the Institutional Trustee shall, subject to the provisions of this Declaration, for the benefit of Holders of the Trust Securities, enforce its rights as holder of the Debentures subject to the rights of the Holders pursuant to the terms of this Declaration and such Trust Securities.

                       (vii) The Institutional Trustee shall continue to serve as Trustee until either:

                           (A) the Trust has been completely liquidated and the
                  proceeds of the liquidation distributed to the Holders of Capital Securities pursuant to the terms of the Capital Securities; or

                           (B) a Successor Institutional Trustee has been
                  appointed and has accepted that appointment in accordance with
                  Section 5.07.

                  (b) Notwithstanding anything herein to the contrary, the Administrators are authorized and directed to conduct the affairs of the Trust and to operate the Trust so that the Trust will not be deemed to be an Investment Company required to be registered under the

Investment Company Act or fail to be classified as a grantor trust for United States federal income tax purposes and so that the Debentures will be treated as indebtedness of the Debenture Issuer for United States federal income tax purposes. In this connection, the Administrators and the Holders of a Majority in Liquidation Amount of the Common Securities are authorized to take any action, not inconsistent with applicable law, the Certificate of Trust or this Declaration, as amended from time to time, that each of the Institutional Trustee, any Administrator and the Holders of a Majority in Liquidation Amount of the Common Securities determines in its discretion to be necessary or desirable for such purposes, so long as such action does not adversely affect in any material respect the interests of the Holders of the Capital Securities.

                  (c) Pursuant to the Indenture, all expenses incurred by the Administrators or the Trustees pursuant to this Section 3.07 shall be reimbursed by the Debenture Issuer, as borrower, and the Trustees shall have no obligations with respect to such expenses.

                  Section 3.08 Prohibition of Actions by the Trust, the Trustees and the Administrators. (a) The Trust shall not, and the Institutional Trustee and the Administrators shall not cause the Trust to, engage in any activity other than as required or authorized by this Declaration. In particular neither the Trustees nor the Administrators shall cause the Trust to:

                         (i) invest any proceeds received by the Trust from holding the Debentures, but shall distribute all such proceeds to Holders of Trust Securities pursuant to the terms of this Declaration and of the Trust Securities;

                         (ii) acquire any assets other than as expressly provided herein;

                         (iii) possess Trust Property for other than a Trust purpose;

                         (iv) make any loans or incur any indebtedness other than loans represented by the Debentures;

                         (v) possess any power or otherwise act in such a way as to vary the Trust assets or the terms of the Trust Securities in any way whatsoever;

                        (vi) issue any securities or other evidences of beneficial ownership of, or beneficial interest in, the Trust other than the Trust Securities; or

                       (vii) other than as provided in this Declaration or Annex I hereto, (A) direct the time, method and place of exercising any trust or power conferred upon the Debt Trustee with respect to the Debentures, (B) waive any past default that is not waivable under the Indenture, (C) exercise any right to rescind or annul any declaration that the principal of all the Debentures shall be due and payable, or
         (D) consent to any amendment, modification or termination of the Indenture or the Debentures where such consent shall be required unless the Trust shall have received an opinion of counsel to the effect that such amendment, modification or termination will not cause more than an insubstantial risk that (x) the Trust will be deemed an

         Investment Company required to be registered under the Investment Company Act or (y) for United States federal income tax purposes the Trust will not be classified as a grantor trust.

                  Section 3.09 Certain Duties and Responsibilities of the Institutional Trustee. (a) The Institutional Trustee, before the occurrence of any Event of Default and after the curing of all Events of Default that may have occurred, shall undertake to perform only such duties as are specifically set forth in this Declaration and no implied covenants shall be read into this Declaration against the Institutional Trustee. In case an Event of Default has occurred (and has not been cured or waived pursuant to Section 2.06) and a Responsible Officer of the Institutional Trustee has actual knowledge thereof, the Institutional Trustee shall exercise such of the rights and powers vested in it by this Declaration, and use the same degree of care and skill in their exercise, as a prudent person would exercise or use under the circumstances in the conduct of his or her own affairs.

                  (b) No provision of this Declaration shall be construed to relieve the Institutional Trustee from liability for its own negligent action, its own negligent failure to act, or its own willful misconduct, except that:

                         (i) prior to the occurrence of an Event of Default and after the curing or waiving of all such Events of Default that may have occurred:

                           (A) the duties and obligations of the Institutional
                  Trustee shall be determined solely by the express provisions of this Declaration and the Institutional Trustee shall not be liable except for the performance of such duties and obligations as are specifically set forth in this Declaration, and no implied covenants or obligations shall be read into this Declaration against the Institutional Trustee; and

                           (B) in the absence of bad faith on the part of the
                  Institutional Trustee, the Institutional Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon any certificates or opinions furnished to the Institutional Trustee and conforming to the requirements of this Declaration; but in the case of any such certificates or opinions that by any provision hereof are specifically required to be furnished to the Institutional Trustee, the Institutional Trustee shall be under a duty to examine the same to determine whether or not they conform to the requirements of this Declaration (but need not confirm or investigate the accuracy of mathematical calculations or other facts stated therein);

                        (ii) the Institutional Trustee shall not be liable for any error of judgment made in good faith by a Responsible Officer of the Institutional Trustee, unless it shall be proved that the Institutional Trustee was negligent in ascertaining the pertinent facts;

                       (iii) the Institutional Trustee shall not be liable with respect to any action taken or omitted to be taken by it in good faith in accordance with the direction of the

         Holders of not less than a Majority in Liquidation Amount of the Trust Securities relating to the time, method and place of conducting any proceeding for any remedy available to the Institutional Trustee, or exercising any trust or power conferred upon the Institutional Trustee under this Declaration;

                        (iv) no provision of this Declaration shall require the Institutional Trustee to expend or risk its own funds or otherwise incur personal financial liability in the performance of any of its duties or in the exercise of any of its rights or powers;

                         (v) the Institutional Trustee's sole duty with respect to the custody, safe keeping and physical preservation of the Debentures and the Payment Account shall be to deal with such property in a similar manner as the Institutional Trustee deals with similar property for its own account, subject to the protections and limitations on liability afforded to the Institutional Trustee under this Declaration and the Trust Indenture Act;

                        (vi) the Institutional Trustee shall have no duty or liability for or with respect to the value, genuineness, existence or sufficiency of the Debentures or the payment of any taxes or assessments levied thereon or in connection therewith;

                       (vii) the Institutional Trustee shall not be liable for any interest on any money received by it except as it may otherwise expressly agree in writing with the Sponsor. Money held by the Institutional Trustee need not be segregated from other funds held by it except in relation to the Payment Account maintained by the Institutional Trustee pursuant to Section 3.07(a)(ii)(A) and except to the extent otherwise required by law; and

                      (viii) the Institutional Trustee shall not be responsible for monitoring the compliance by the Administrators or the Sponsor with their respective duties under this Declaration, nor shall the Institutional Trustee be liable for any default or misconduct of the Administrators or the Sponsor.

                  Section 3.10 Certain Rights of Institutional Trustee. (a) Subject to the provisions of Section 3.09:

                         (i) the Institutional Trustee may conclusively rely and shall be fully protected in acting or refraining from acting upon any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note, other evidence of indebtedness or other paper or document believed by it to be genuine and to have been signed, sent or presented by the proper party or parties;

                        (ii) any direction or act of the Sponsor or the Administrators contemplated by this Declaration shall be sufficiently evidenced by an Officers' Certificate;

                       (iii) whenever, in the administration of this Declaration, the Institutional Trustee shall deem it desirable that a matter be proved or established before taking, suffering or omitting any action hereunder, the Institutional Trustee (unless other evidence is herein specifically prescribed) may, in the absence of bad faith on its part, request and conclusively rely upon an Officers' Certificate as to factual matters (other than the interpretation of this Declaration), which, upon receipt of such request, shall be promptly delivered by the Sponsor or the Administrators;

                        (iv) the Institutional Trustee shall have no duty to see to any recording, filing or registration of any instrument (including any financing or continuation statement or any filing under tax or securities laws) or any rerecording, refiling or reregistration thereof;

                         (v) the Institutional Trustee may consult with counsel of its selection and the advice or opinion of such counsel with respect to legal matters shall be full and complete authorization and protection in respect of any action taken, suffered or omitted by it hereunder in good faith and in reliance thereon and in accordance with such advice or opinion. Such counsel may be counsel to the Sponsor or any of its Affiliates, and may include any of its employees;

                        (vi) the Institutional Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Declaration at the request or direction of any Holder pursuant to this Declaration, unless such Holder shall have provided to the Institutional Trustee security and indemnity, reasonably satisfactory to the Institutional Trustee, against the costs, expenses (including reasonable attorneys' fees and expenses and the expenses of the Institutional Trustee's agents, nominees or custodians) and liabilities that might be incurred by it in complying with such request or direction, including such reasonable advances as may be requested by the Institutional Trustee; provided, that, nothing contained in this
         Section 3.10(a)(vi) shall be taken to relieve the Institutional Trustee, upon the occurrence of an Event of Default, of its obligation to exercise the rights and powers vested in it by this Declaration;

                       (vii) the Institutional Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, approval, bond, debenture, note, other evidence of indebtedness or other paper or document, but the Institutional Trustee, in its discretion, may make such further inquiry or investigation into such facts or matters as it may see fit;

                      (viii) the Institutional Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents, custodians, nominees or attorneys and the Institutional Trustee shall not be responsible for any misconduct or negligence on the part of any agent, custodians, nominees or attorney appointed with due care by it hereunder;

                        (ix) any action taken by the Institutional Trustee or its agents hereunder shall bind the Trust and the Holders of the Trust Securities, and the signature of the Institutional Trustee or its agents alone shall be sufficient and effective to perform any such action and no third party shall be required to inquire as to the authority of the Institutional Trustee to so act or as to its compliance with any of the terms and provisions of this Declaration, both of which shall be conclusively evidenced by the Institutional Trustee's or its agent's taking such action;

                         (x) whenever in the administration of this Declaration the Institutional Trustee shall deem it desirable to receive written instructions with respect to enforcing any remedy or right or taking any other action hereunder, the Institutional Trustee (A) may request written instructions from the Holders of the Trust Securities, which instructions may only be given by the Holders of the same proportion in Liquidation Amount of the Trust Securities as would be entitled to direct the Institutional Trustee under the terms of the Trust Securities in respect of such remedy, right or action, (B) may refrain from enforcing such remedy or right or taking such other action until such instructions are received, and (C) shall be protected in conclusively relying on or acting in or accordance with such instructions; and

                        (xi) except as otherwise expressly provided by this Declaration, the Institutional Trustee shall not be under any obligation to take any action that is discretionary under the provisions of this Declaration.

                  (b) No provision of this Declaration shall be deemed to impose any duty or obligation on the Institutional Trustee to perform any act or acts or exercise any right, power, duty or obligation conferred or imposed on it in any jurisdiction in which it shall be illegal, or in which the Institutional Trustee shall be unqualified or incompetent in accordance with applicable law, to perform any such act or acts or to exercise any such right, power, duty or obligation. No permissive power or authority available to the Institutional Trustee shall be construed to be a duty.

                  Section 3.11 Delaware Trustee. Notwithstanding any other provision of this Declaration other than Section 5.02, the Delaware Trustee, acting in its capacity as such, shall not be entitled to exercise any powers, nor shall the Delaware Trustee, acting in its capacity as such, have any of the duties and responsibilities of the Administrators or the Institutional Trustee described in this Declaration. The Delaware Trustee shall be a Trustee for the sole and limited purpose of fulfilling the requirements of Section 3807 of the Business Trust Act.

                  Section 3.12 Execution of Documents. Except as otherwise required by applicable law, the Institutional Trustee or any Administrator, as the case may be, is authorized to execute on behalf of the Trust any documents, agreements, instruments or certificates that the Institutional Trustee or the Administrators, as the case may be, have the power and authority to execute pursuant to Section 3.07.

                  Section 3.13 Not Responsible for Recitals or Issuance of Trust Securities. The recitals contained in this Declaration and the Trust Securities shall be taken as the statements of the Sponsor, and the Trustees do not assume any responsibility for their correctness. The Trustees make no representations as to the value or condition of the property of the Trust or any part thereof. The Trustees make no representations as to the validity or sufficiency of this Declaration, the Debentures or the Trust Securities.

                  Section 3.14 Duration of Trust. The Trust, unless dissolved pursuant to the provisions of Article VIII hereof, shall have existence for thirty-one (31) years from ----- --, ----.

                  Section 3.15 Mergers, Consolidations or Amalgamations of the Trust. (a) The Trust may not consolidate, amalgamate, merge with or into, or be replaced by, or convey, transfer or lease its properties and assets substantially as an entirety to any Person, except as described in Section 3.15(b) and (c) of this Declaration or Sections 3 and 4 of Annex I.

                  (b) The Trust may, with the consent of all of the Administrators or, if there are more than two, a majority of the Administrators and without the consent of the Holders of the Trust Securities, consolidate, amalgamate, merge with or into, or be replaced by a trust organized as such under the laws of any State; provided, that:

                         (i) such successor entity ( the "Successor Entity") either:


                           (A) expressly assumes all of the obligations of the
                  Trust under the Trust Securities; or

                           (B) substitutes for the Trust Securities other
                  securities having substantially the same terms as the Trust Securities (the "Successor Securities") so long as the Successor Securities rank the same as the Trust Securities rank with respect to Distributions and payments upon liquidation, redemption and otherwise;

                        (ii) the Debenture Issuer expressly acknowledges a trustee of the Successor Entity possessing the same powers and duties as the Institutional Trustee as the Holder of the Debentures;

                       (iii) such merger, consolidation, amalgamation or replacement does not cause the Capital Securities (including any Successor Securities) to be downgraded by any nationally recognized statistical rating organization;

                        (iv) such merger, consolidation, amalgamation or replacement does not adversely affect the Holders of the Trust Securities (including any Successor Securities) in any material respect;

                         (v) such Successor Entity has a purpose substantially identical to that of the Trust;

                         (vi) prior to such merger, consolidation, amalgamation or replacement, the Sponsor has received an opinion of independent counsel to the Trust experienced in such matters to the effect that:

                           (A) such merger, consolidation, amalgamation or
                  replacement does not adversely affect the Holders of the Trust Securities (including any Successor Securities) in any material respect;

                           (B) following such merger, consolidation,
                  amalgamation or replacement, neither the Trust nor the Successor Entity will be required to register as an Investment Company;

                           (C) following such merger, consolidation,
                  amalgamation or replacement, the Trust (or such Successor Entity) will continue to be classified as a grantor trust for United States federal income tax purposes; and

                       (vii) the Sponsor guarantees the obligations of such Successor Entity under the Successor Securities at least to the extent provided by the Securities Guarantees.

                  (c) Notwithstanding Section 3.15(b), the Trust shall not, except with the consent of Holders of 100% in Liquidation Amount of the Trust Securities, consolidate, amalgamate, merge with or into, or be replaced by any other entity or permit any other entity to consolidate, amalgamate, merge with or into, or replace it if such consolidation, amalgamation, merger or replacement would cause the Trust or Successor Entity to be classified as other than a grantor trust for United States federal income tax purposes.


                                   ARTICLE IV

                                     SPONSOR

                  Section 4.01 Sponsor's Purchase of Common Securities. On the Closing Date the Sponsor will purchase all of the Common Securities issued by the Trust, in an aggregate Liquidation Amount at least equal to 3% of the capital of the Trust, at the same time as the Capital Securities are sold.

                  Section 4.02 Responsibilities of the Sponsor. In connection with the issue and sale of the Capital Securities, the Sponsor shall have the exclusive right and responsibility to engage in the following activities:

                  (a) if necessary, to determine the States in which to take appropriate action to qualify or register for sale all or part of the Capital Securities and to do any and all such acts, other than actions which must be taken by the Trust, and advise the Trust of actions it must take, and prepare for execution and filing any documents to be executed and filed by the Trust, as the Sponsor deems necessary or advisable in order to comply with the applicable laws of any such States;

                  (b) if necessary, to prepare for filing by the Trust of an application to the New York Stock Exchange or any other national stock exchange or the Nasdaq National Market for listing upon notice of issuance of any Capital Securities;

                  (c) if necessary, to prepare for filing by the Trust with the Commission of a registration statement on Form 8-A relating to the registration of the Capital Securities under Section 12(b) of the Exchange Act, including any amendments thereto;

                  (d)  to prepare and execute the Underwriting Agreement; and

                  (e) any other actions necessary or desirable to carry out any of the foregoing activities.


                                    ARTICLE V

                           TRUSTEES AND ADMINISTRATORS

                  Section 5.01 Number of Trustees and Administrators. (a) The number of Trustees initially shall be two (2) and the number of Administrators shall initially be three (3).

                  (b) At any time before the issuance of any Trust Securities, the Sponsor may, by written instrument, increase or decrease the number of Trustees or Administrators.

                  (c) After the issuance of any Trust Securities, the number of Trustees may be increased or decreased by vote of the Holders of a Majority in Liquidation Amount of the Capital Securities voting as a class at a meeting of the Holders of the Capital Securities; provided, that (i) if required by the Business Trust Act, there shall be one Trustee (the "Delaware Trustee") that shall meet the requirements of Sections 5.02 and 5.04 and (ii) there shall be one Trustee (the "Institutional Trustee") that shall meet the requirements of
Section 5.03 at such time and for so long as this Declaration is required to qualify as an indenture under the Trust Indenture Act.

                  Section 5.02 Delaware Trustee; Eligibility (a) If required by the Business Trust Act, the Delaware Trustee shall be:

                         (i) a natural person who is a resident of the State of Delaware; or

                         (ii) if not a natural person, an entity that has its principal place of business in the State of Delaware, and otherwise meets the requirements of applicable law.

                  (b) The initial Delaware Trustee shall be Wilmington Trust Company.

                  (c) If at any time, the Institutional Trustee has its principal place of business in the State of Delaware and otherwise meets the requirements of applicable law, then the Institutional Trustee shall also be the Delaware Trustee and Section 3.11 shall have no application.

                  Section 5.03 Institutional Trustee; Eligibility. (a) The Institutional Trustee shall:

                         (i) not be an Affiliate of the Sponsor; and

                        (ii) be a corporation organized and doing business under the laws of the United States of America or any State or Territory thereof or of the District of Columbia, or a corporation permitted by the Commission to act as an institutional trustee under the Trust Indenture Act, authorized under such laws to exercise corporate trust powers, having a combined capital and surplus of at least 50 million U.S. dollars ($50,000,000), and subject to supervision or examination by federal, state, territorial or District of Columbia authority. If such corporation publishes reports of condition at least annually, pursuant to law or to the requirements of the supervising or examining authority referred to above, then for the purposes of this Section 5.03(a)(ii), the combined capital and surplus of such corporation shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published.

                  (b) If at any time the Institutional Trustee shall cease to be eligible to so act under Section 5.03(a), the Institutional Trustee shall immediately resign in the manner and with the effect set forth in Section 5.07(c).

                  (c) If the Institutional Trustee has or shall acquire any "conflicting interest" within the meaning of Section 310(b) of the Trust Indenture Act, the Institutional Trustee and the Holder of the Common Securities (as if it were the obligor referred to in Section 310(b) of the Trust Indenture
Act) shall in all respects comply with the provisions of Section 310(b) of the Trust Indenture Act.

                  (d) The Indenture, the Debentures, the Capital Securities and the Capital Securities Guarantee shall be deemed to be specifically described in this Declaration for purposes of clause (i) of the first provision contained in
Section 310(b) of the Trust Indenture Act.

                  (e) The initial Institutional Trustee shall be Wilmington Trust Company.

                  Section 5.04 Certain Qualifications of Administrators and the Delaware Trustee Generally. Each Administrator and the Delaware Trustee (unless the Institutional Trustee also acts as Delaware Trustee) shall be either a natural person who is at least 21 years of age or a legal entity that shall act through one or more Authorized Officers.

                  Section 5.05 Initial Administrators. The initial Administrators shall be:
                               _______________________
                               _______________________
                               _______________________

                  Section 5.06 Intentionally Omitted.

                  Section 5.07 Appointment, Removal and Resignation of Trustees and Administrators. (a) Subject to Section 5.07(b), Trustees may be appointed or removed without cause at any time:

                         (i) until the issuance of any Trust Securities, by written instrument executed by the Sponsor; and

                         (ii) after the issuance of any Trust Securities, unless an Event of Default has occurred and is continuing, by the Holders of the Common Securities (or, if an Event of Default has occurred and is continuing by the vote of the Holders of a Majority in Liquidation Amount of the Capital Securities voting as a class at a meeting of the Holders of the Capital Securities).

                  (b) The Trustee that acts as Institutional Trustee shall not be removed in accordance with Section 5.07(a) until a successor Trustee possessing the qualifications set forth in Section 5.03 (a "Successor Institutional Trustee") has been appointed and has accepted such appointment by written instrument executed by such Successor Institutional Trustee and delivered to the Administrators and the Sponsor. The Trustee that acts as Delaware Trustee shall not be removed in accordance with Section 5.07(a) until a successor Trustee possessing the qualifications to act as Delaware Trustee under Sections 5.02 and 5.04 (a "Successor Delaware Trustee") has been appointed and has accepted such appointment by written instrument executed by such Successor Delaware Trustee and delivered to the Administrators and the Sponsor.

                  (c) A Trustee appointed to office shall hold office until his successor shall have been appointed or until his death, removal or resignation. Any Trustee may resign from office (without need for prior or subsequent accounting) by an instrument in writing signed by the Trustee and delivered to the Sponsor and the Trust, which resignation shall take effect upon such delivery or upon such later date as is specified therein; provided, that:

                         (i) no such resignation of the Trustee that acts as the Institutional Trustee shall be effective:

                           (A) until a Successor Institutional Trustee has been
                  appointed and has accepted such appointment by instrument executed by such Successor Institutional Trustee and delivered to the Trust, the Sponsor and the resigning Institutional Trustee; or

                           (B) until the assets of the Trust have been
                  completely liquidated and the proceeds thereof distributed to the holders of the Trust Securities; and

                        (ii) no such resignation of the Trustee that acts as the Delaware Trustee shall be effective until a Successor Delaware Trustee has been appointed and has accepted such appointment by instrument executed by such Successor Delaware Trustee and delivered to the Trust, the Sponsor and the resigning Delaware Trustee.

                  (d) The Holders of the Common Securities shall use their best efforts to promptly appoint a Successor Delaware Trustee or Successor Institutional Trustee, as the case may be, if the Institutional Trustee or the Delaware Trustee delivers an instrument of resignation in accordance with this
Section 5.07.

                  (e) If no Successor Institutional Trustee or Successor Delaware Trustee shall have been appointed and accepted appointment as provided in this Section 5.07 within 60 days after delivery to the Sponsor and the Trust of an instrument of resignation or removal, the Institutional Trustee or Delaware Trustee resigning or being removed, as applicable, may petition any court of competent jurisdiction for appointment of a Successor Institutional Trustee or Successor Delaware Trustee. Such court may thereupon, after prescribing such notice, if any, as it may deem proper, appoint a Successor Institutional Trustee or Successor Delaware Trustee, as the case may be.

                  (f) No Institutional Trustee or Delaware Trustee shall be liable for the acts or omissions to act of any Successor Institutional Trustee or Successor Delaware Trustee, as the case may be.

                  (g) The Holders of the Capital Securities will have no right to vote to appoint, remove, replace or change the number of the Administrators, which voting rights are vested exclusively in the Holders of the Common Securities.

                  Section 5.08 Vacancies Among Trustees. If a Trustee ceases to hold office for any reason and the number of Trustees is not reduced pursuant to
Section 5.01, or if the number of Trustees is increased pursuant to Section 5.01, a vacancy shall occur. A resolution certifying the existence of such vacancy by the Trustees or, if there are more than two, a majority of the Trustees shall be conclusive evidence of the existence of such vacancy. The vacancy shall be filled with a Trustee appointed in accordance with Section 5.07.

                  Section 5.09 Effect of Vacancies. The death, resignation, retirement, removal, bankruptcy, dissolution, liquidation, incompetence or incapacity to perform the duties of a Trustee shall not operate to dissolve, terminate or annul the Trust or terminate this Declaration. Whenever a vacancy in the number of Trustees shall occur, until such vacancy is filled by the appointment of a Trustee in accordance with Section 5.07, the Trustees in office, regardless of their number, shall have all the powers granted to the Trustees and shall discharge all the duties imposed upon the Trustees by this Declaration.

                  Section 5.10 Meetings. Meetings of the Trustees or the Administrators shall be held from time to time upon the call of any Trustee or Administrator, as applicable. Regular meetings of the Trustees and the Administrators, respectively, may be held at a time and place fixed by resolution of the Trustees or the Administrators, as applicable. Notice of any in-person meetings of the Trustees or the Administrators shall be hand delivered or otherwise delivered in writing (including by facsimile, with a hard copy by overnight courier) not less than 48 hours before such meeting. Notice of any telephonic meetings of the Trustees or the Administrators or any committee thereof shall be hand delivered or otherwise delivered in writing (including by facsimile, with a hard copy by overnight courier) not less than 24 hours before a meeting. Notices shall contain a brief statement of the time, place and anticipated purposes of the meeting. The presence (whether in person or by telephone) of a Trustee or an Administrator, as the case may be, at a meeting shall constitute a waiver of notice of such meeting except where a Trustee or an Administrator, as the case may be, attends a meeting for the express purpose of objecting to the transaction of any activity on the ground that the meeting has not been lawfully called or convened. Unless provided otherwise in this Declaration, any action of the Trustees or the Administrators, as the case may be, may be taken at a meeting by vote of a majority of the Trustees or Administrators present (whether in person or by telephone) and eligible to vote with respect to such matter, provided that, with respect to the Administrators, a Quorum is present, or without a meeting by the unanimous written consent of the Trustees or the Administrators. In the event there is only one Trustee or Administrator, any and all action of such Trustee or Administrator shall be evidenced by a written consent of such Trustee or Administrator. Meetings of the Trustees and the Administrators together shall be held from time to time upon the call of any Trustee or Administrator.

                  Section 5.11 Delegation of Power. (a) Any Trustee or Administrator may, by power of attorney consistent with applicable law, delegate to any other natural person over the age of 21 his or her power for the purpose of executing any documents contemplated in Section 3.07, including any registration statement or amendment thereto filed with the Commission, or making any other governmental filing; and

                  (b) The Trustees and the Administrators shall have power to delegate from time to time to such of their number or to officers of the Trust the doing of such things and the execution of such instruments either in the name of the Trust or the names of the Trustees or otherwise as the Trustees may deem expedient, to the extent such delegation is not prohibited by applicable law or contrary to the provisions of the Trust, as set forth herein.

                  Section 5.12 Merger, Conversion, Consolidation or Succession to Business. Any Person into which the Institutional Trustee or the Delaware Trustee, as the case may be, may be merged or converted or with which either may be consolidated, or any Person resulting from any merger, conversion or consolidation to which the Institutional Trustee or the Delaware Trustee, as the case may be, shall be a party, or any Person succeeding to all or substantially all the corporate trust business of the Institutional Trustee or the Delaware Trustee, as the case may be, shall be the successor of the Institutional Trustee or the Delaware Trustee, as the case may be, hereunder, provided such Person shall be otherwise qualified and eligible under this Article, without the execution or filing of any paper or any further act on the part of any of the parties hereto.

                                   ARTICLE VI

                                  DISTRIBUTIONS

                  Section 6.01 Distributions. Holders of Trust Securities shall receive Distributions (as defined herein) in accordance with the applicable terms of the relevant Holder's Trust Securities. Distributions shall be made on the Capital Securities and the Common Securities in accordance with the preferences set forth in their respective terms. If and to the extent that the Debenture Issuer makes a payment of interest (including Compound Interest, if any, Additional Interest, if any, (as defined in the Indenture)), premium and/or principal on the Debentures held by the Institutional Trustee (the amount of any such payment being a "Payment Amount"), the Institutional Trustee shall and is directed, to the extent funds are available for that purpose, to make a distribution (a "Distribution") of the Payment Amount to Holders. If payments on the Debentures are deferred by the Sponsor, the Trust shall, in like manner, defer payment of Distributions on the Trust Securities, and Additional Distributions (compounded semi-annually to the extent permitted by applicable law) shall accumulate thereon for so long as the payment of interest on the Debentures is so deferred.

                                   ARTICLE VII

                          ISSUANCE OF TRUST SECURITIES

                  Section 7.01 Global Securities. (a) The Capital Securities may be issued in the form of one or more Global Securities. If the Capital Securities are to be issued in the form of one or more Global Securities, then at least one of the Administrators on behalf of the Trust shall execute and the Institutional Trustee shall authenticate and deliver one or more Global Securities that (i) shall represent and shall be denominated in an amount equal to the aggregate Liquidation Amount of all of the Capital Securities to be issued in the form of Global Securities and not yet cancelled, (ii) shall be registered in the name of the Clearing Agency for such Global Security or Capital Securities or the nominee of such Clearing Agency, and (iii) shall be delivered by the Institutional Trustee to such Clearing Agency or pursuant to such Clearing Agency's instructions. Global Securities shall bear a legend substantially to the following effect:

                  "This Capital Security is a Global Security within the meaning of the Declaration hereinafter referred to and is registered in the name of The Depository Trust Company, a New York corporation (the "Clearing Agency"), or a nominee of the Clearing Agency. This Capital Security is exchangeable for Capital Securities registered in the name of a person other than the Clearing Agency or its nominee only in the limited circumstances described in the Declaration and no transfer of this Capital Security (other than a transfer of this Capital Security as a whole by the Clearing Agency to a nominee of the Clearing Agency or by a nominee of the Clearing Agency to the Clearing Agency or another nominee of the Clearing Agency) may be registered except in limited circumstances.

                  Unless this Capital Security Certificate is presented by an authorized representative of the Clearing Agency to K N Capital Trust II or its agent for registration of transfer, exchange or payment, and any Capital Security Certificate issued is registered in the name of Cede & Co. or such other name as registered by an authorized representative of the Clearing Agency (and any payment hereon is made to Cede & Co. or to such other entity as is requested by an authorized representative of the Clearing Agency), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL since the registered owner hereof, Cede & Co., has an interest herein."

                  (b) Capital Securities not represented by a Global Security issued in exchange for all or a part of a Global Security pursuant to this
Section 7.01 shall be registered in such names and in such authorized denominations as the Clearing Agency, pursuant to instructions from its direct or indirect participants or otherwise, shall instruct the Institutional Trustee. Upon execution and authentication, the Institutional Trustee shall deliver such Capital Securities not represented by a Global Security to the Persons in whose names such definitive Capital Securities are so registered.

                  (c) At such time as all interests in Global Securities have been redeemed, repurchased or cancelled, such Global Securities shall be, upon receipt thereof, cancelled by the Institutional Trustee in accordance with standing procedures of the Clearing Agency. At any time prior to such cancellation, if any interest in Global Securities is exchanged for Capital Securities not represented by a Global Security, redeemed, cancelled or transferred to a transferee who receives Capital Securities not represented by a Global Security therefor or any Capital Security not represented by a Global Security is exchanged or transferred for part of Global Securities, the principal amount of such Global Securities shall, in accordance with the standing procedures of the Clearing Agency, be reduced or increased, as the case may be, and an endorsement shall be made on such Global Securities by the Institutional Trustee to reflect such reduction or increase.

                  (d) The Trust and the Institutional Trustee may for all purposes, including the making of payments due on the Global Securities, deal with the Clearing Agency as the authorized representative of the Holders for the purposes of exercising the rights of Holders hereunder. The rights of the owner of any beneficial interest in a Global Security shall be limited to those established by law and agreements between such owners and depository participants; provided, that no such agreement shall give any rights to any Person against the Trust or the Institutional Trustee without the written consent of the parties so affected. Multiple requests and directions from and votes of the Clearing Agency or its nominee as Holder of Global Securities with respect to any particular matter shall not be deemed inconsistent to the extent they do not represent an amount of Global Securities in excess of those held in the name of the Clearing Agency or its nominee.

                  (e) If the Sponsor at its option advises the Trustees in writing that the Capital Securities issued in the form of one or more Global Securities shall no longer be represented by a Global Security or Capital Securities, at least one of the Administrators on behalf of the Trust shall execute, and the Institutional Trustee shall authenticate and deliver, Capital Securities in definitive registered form, in any authorized denominations, in an aggregate liquidation amount equal to the principal amount of the Global Security or Capital Securities representing such Capital Securities, in exchange for such Global Security or Capital Securities.

                  (f) Notwithstanding any other provisions of this Declaration (other than the provisions set forth in Section 9.01), Global Securities may not be transferred as a whole except by the Clearing Agency to a nominee of the Clearing Agency or by a nominee of the Clearing Agency to the Clearing Agency or another nominee of the Clearing Agency or by the Clearing Agency or any such nominee to a successor Clearing Agency or a nominee of such successor Clearing Agency.

                  (g) Interests of beneficial owners of a Global Security may be transferred or exchanged for Capital Securities not represented by a Global Security and Capital Securities not represented by a Global Security may be transferred or exchanged for Global Securities in accordance with the rules of the Clearing Agency and the provisions of Article IX.

                  (h) Upon issuance of the Trust Securities as provided in this Declaration, except to the extent set forth in Section 10.01(b), the Trust Securities so issued shall be deemed to be validly issued, fully paid and non-assessable.

                  (i) Every Person, by virtue of having become a Holder or a Capital Security Beneficial Owner in accordance with the terms of this Declaration, shall be deemed to have expressly assented and agreed to the terms of and shall be bound by this Declaration and the Capital Securities Guarantee.

                  Section 7.02 Execution and Authentication. (a) The Certificates shall be signed on behalf of the Trust by an Administrator. In case any Administrator of the Trust who shall have signed any of the Trust Securities shall cease to be such Administrator before the Certificates so signed shall be delivered by the Trust, such Certificates nevertheless may be delivered as though the person who signed such Certificates had not ceased to be such Administrator; and any Certificate may be signed on behalf of the Trust by such persons who, at the actual date of execution of such Trust Security, shall be the Administrators of the Trust, although at the date of the execution and delivery of this Declaration any such person was not such an Administrator.

                  (b) One Administrator shall sign the Capital Securities for the Trust by manual or facsimile signature. Unless otherwise determined by the Trust, such signature shall, in the case of Common Securities, be a manual signature.

                  A Capital Security shall not be valid until authenticated by the manual signature of an authorized signatory of the Institutional Trustee. The signature shall be conclusive evidence that the Capital Security has been authenticated under this Declaration.

                  Upon a written order of the Trust signed by one Administrator, the Institutional Trustee shall authenticate the Capital Securities for original issue.

                  The Institutional Trustee may appoint an authenticating agent acceptable to the Trust to authenticate Capital Securities. A Common Security need not be authenticated or countersigned. An authenticating agent may authenticate Capital Securities whenever the Institutional Trustee may do so. Each reference in this Declaration to authentication by the Institutional Trustee includes authentication by such agent. An authenticating agent has the same rights as the Institutional Trustee to deal with the Sponsor or an Affiliate.

                  Section 7.03 Form and Dating. The Capital Securities and the Institutional Trustee's certificate of authentication shall be substantially in the form of Exhibit A-1 and the Common Securities shall be substantially in the form of Exhibit A-2, each of which is hereby incorporated in and expressly made a part of this Declaration. Certificates may be typed, printed, lithographed or engraved or may be produced in any other manner as is reasonably acceptable to the Administrators, as evidenced by their execution thereof. The Trust Securities may have letters, numbers, notations or other marks of identification or designation and such legends or endorsements required by law, stock exchange rule, agreements to which the Trust is subject, if any, or usage (provided that any such notation, legend or endorsement is in a form acceptable to the Trust). The Trust, at the direction of the Sponsor, shall furnish any such legend not contained in Exhibit A-1 to the Institutional Trustee in writing. Each Capital Security Certificate shall be dated the date of its authentication. The terms and provisions of the Trust Securities set forth in Annex I and the forms of Trust Securities set forth in Exhibits A-1 and A-2 are part of the terms of this Declaration and, to the extent applicable, the Institutional Trustee, the Delaware Trustee, the Administrators and the Sponsor, by their execution and delivery of this Declaration, expressly agree to such terms and provisions and to be bound thereby.

                  Section 7.04 Paying Agent and Registrar. The Trust shall maintain in Wilmington, Delaware, an office or agency where Capital Securities not held in book-entry only form may be presented for payment (the "Paying Agent"). The Trust shall keep or cause to be kept at such office or agency a register (the "Securities Register") for the purpose of registering Trust Securities and transfers and exchanges of Trust Securities, such register to be held by a registrar (the "Registrar"). The Trust may appoint the Paying Agent and the Registrar. Any such Paying Agent shall comply with Section 317(b) of the Trust Indenture Act. The term "Paying Agent" includes any additional paying agent and the term "Registrar" includes any additional registrar. The Trust may change any Paying Agent or Registrar at any time without prior notice to any Holder. The Trust shall notify the Institutional Trustee in writing of the name and address of any Agent not a party to this Declaration. If the Trust fails to appoint or maintain another entity as Paying Agent or Registrar, the Institutional Trustee shall act as such.

                  The Trust initially appoints the Institutional Trustee as Paying Agent and Registrar for the Capital Securities and the Common Securities.

                  The Trust shall require each Paying Agent other than the Institutional Trustee to agree in writing that the Paying Agent will hold in trust for the benefit of Holders of the Trust Securities all money held by the Paying Agent for the payment of liquidation amounts, redemption amounts or Distributions on the Trust Securities, and will notify the Institutional Trustee in writing if there are insufficient funds. While any such insufficiency continues, the Institutional Trustee may require a Paying Agent to pay all money held by it to the Institutional Trustee. The Trust at any time may require a Paying Agent to pay all money held by it to the Institutional Trustee and to account for any money disbursed by it. Upon payment over to the Institutional Trustee, the Paying Agent (if other than the Trust or an Affiliate of the Trust) shall have no further liability for the money. If the Trust or the Sponsor or an Affiliate of the Trust or the Sponsor acts as Paying Agent, it shall segregate and hold in a separate trust fund for the benefit of the Holders all money held by it as Paying Agent.

                                  ARTICLE VIII

                              DISSOLUTION OF TRUST

                  Section 8.01 Dissolution of Trust. (a) The Trust shall dissolve, and its affairs shall be wound up, upon the earliest to occur of the following:

                         (i) the commencement by the Sponsor of a voluntary case under Chapter 7 or Chapter 11 of the federal Bankruptcy Code or any other similar state or federal law now or hereafter in effect, or the consent by the Sponsor to the entry of a decree or order for relief in an involuntary case under any such law, or the consent by the Sponsor to the appointment of or the taking of possession by a liquidating agent or committee, conservator or receiver of the Sponsor or any substantial part of its property or the general assignment by the Sponsor for the benefit of its creditors, or the admission by the Sponsor in writing of its inability to pay its debts as they become due;

                        (ii) the entry of a decree or order for relief by a court having jurisdiction in the premises in respect of the Sponsor in an involuntary case under Chapter 7 or Chapter 11 of the federal Bankruptcy Code or any other similar state or federal law now or hereafter in effect, and the continuance of any such decree or order unstayed and in effect for a period of 60 days, or the appointment of or the taking of possession by a liquidating agent or committee, conservator or receiver of the Sponsor or any substantial part of its property and the continuance of any such appointment unstayed and in effect for a period of 60 days;

                        (iii) upon the dissolution or liquidation of the Sponsor;

                        (iv) (other than in connection with a merger, consolidation or similar transaction not prohibited by the Indenture, this Declaration or the Securities Guarantees) upon the filing of a certificate of dissolution or its equivalent with respect to the Sponsor; or the revocation of the Sponsor's charter and the expiration of 90 days after the date of revocation without a reinstatement thereof;

                         (v) the written direction to the Institutional Trustee from the Sponsor at any time to dissolve the Trust and distribute Debentures to Holders of the Trust Securities in exchange for a Like Amount of the Trust Securities (which direction is optional and wholly within the discretion of the Sponsor), subject to the Sponsor having received an opinion of counsel to the effect that such distribution will not be a taxable event for United States federal income tax purposes to Holders of Capital Securities;

                        (vi) when all of the Trust Securities shall have been called for redemption and the amounts necessary for redemption thereof shall have been paid to the Holders in accordance with the terms of the Trust Securities;

                       (vii) upon the entry of a decree of judicial dissolution of the Trust by a court of competent jurisdiction;

                        (viii) the expiration of the term of the Trust on _____ __, ____; or

                        (ix) before the issuance of any Trust Securities, with the consent of all of the Administrators and the Sponsor.

                  (b) As soon as is practicable after the occurrence of an event referred to in Section 8.01(a), after the completion of the winding up of the affairs of the Trust, the Trustees shall file a certificate of cancellation with the Secretary of State of the State of Delaware.

                  (c) The provisions of Sections 3.09 and 3.10 and Article X shall survive the termination of the Trust.

                                   ARTICLE IX

                              TRANSFER OF INTERESTS

                  Section 9.01 Transfer of Trust Securities. (a) Trust Securities may only be transferred, in whole or in part, in accordance with the terms and conditions set forth in this Declaration and in the terms of the Trust Securities. To the fullest extent permitted by law, any transfer or purported transfer of any Trust Security not made in accordance with this Declaration shall be null and void.

                  (b) Subject to this Article IX, the Capital Securities are freely transferable.

                  (c) Upon issuance of the Common Securities, the Sponsor shall acquire and retain beneficial and record ownership of the Common Securities and, for so long as the Capital Securities remain outstanding, the Sponsor shall maintain 100% ownership of the Common Securities, subject to Section 9.01(g) and provided that any permitted successor of the Sponsor under the Indenture may succeed to the Sponsor's ownership of the Common Securities.

                  (d) At the option of the Holder, Trust Securities may be exchanged for other Trust Securities of any authorized denominations and of a like aggregate principal amount, upon surrender of the Trust Securities to be exchanged at the proper office or agency. Whenever any Trust Securities are so surrendered for exchange, at least one of the Administrators on behalf of the Trust shall execute, and in the case of Capital Securities the Institutional Trustee shall authenticate and deliver, the Trust Securities which the Holder making the exchange is entitled to receive.

                  (e) Every Trust Security presented or surrendered for registration of transfer or for exchange shall (if so required by the Trust or the Institutional Trustee) be duly endorsed, or be accompanied by a written instrument of transfer in form satisfactory to the Trust and the Registrar duly executed, by the Holder thereof or his attorney duly authorized in writing.

                  (f) No service charge shall be made for any registration of transfer or exchange of Trust Securities, but the Trust and the Institutional Trustee may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any registration of transfer or exchange of Trust Securities.

                  (g) Subject to this Article IX, the Sponsor and any Related Party may only transfer Common Securities to the Sponsor or a Related Party of the Sponsor, and that any such transfer is subject to the condition precedent that the transferor obtain the written opinion of nationally recognized independent counsel experienced in such matters that such transfer would not cause more than an insubstantial risk that:

                        (i) the Trust would not be classified for United States federal income tax purposes as a grantor trust; or

                        (ii) the Trust would be an Investment Company required to register under the Investment Company Act or the transferee would become an Investment Company required to register under the Investment Company Act.

                  Section 9.02 Transfer of Certificates. The Registrar shall provide for the registration of Certificates and of transfers of Certificates, which will be effected without charge, but only upon payment (with such indemnity as the Registrar may require) in respect of any tax or other government charges that may be imposed in relation to it. Upon surrender for registration of transfer of any Certificate, the Trust shall cause one or more new Certificates of any authorized denominations and of a like aggregate principal amount to be issued in the name of the designated transferee or transferees. Each Certificate surrendered for registration of transfer shall be canceled by the Registrar. A transferee of a Certificate shall be entitled to the rights and subject to the obligations of a Holder hereunder upon the receipt by such transferee of a Certificate. By acceptance of a Certificate, each transferee shall be deemed to have agreed to be bound by this Declaration.

                  Section 9.03 Deemed Holders. The Trust, the Administrators, the Trustees, the Paying Agent or the Registrar may treat the Person in whose name any Certificate shall be registered on the books and records of the Trust as the sole Holder of such Certificate and of the Trust Securities represented by such Certificate for purposes of receiving Distributions and for all other purposes whatsoever and, accordingly, shall not be bound to recognize any equitable or other claim to or interest in such Certificate or in the Trust Securities represented by such Certificate on the part of any Person, whether or not the Trust, the Administrators or the Institutional Trustee shall have actual or other notice thereof.

                  Section 9.04 Book Entry Interests. (a) So long as the Capital Securities are eligible for book-entry settlement in the Clearing Agency or unless otherwise required by law, all Capital Securities that are so eligible will be represented by one or more fully registered Global Certificates deposited with the Clearing Agency or the Institutional Trustee as custodian for the Clearing Agency, by, or on behalf of, the Trust. Each Capital Security Beneficial Owner will not receive a Definitive Capital Security Certificate representing such Capital Security Beneficial Owner's interest in the Capital Securities, except as provided in Section 9.07 below.

                  (b) Unless and until definitive, fully registered Capital Security Certificates have been issued to the Capital Security Beneficial Owners of a Capital Security represented by a Global Certificate pursuant to Section 9.07:

                         (i) the provisions of this Section 9.04 shall be in full force and effect with respect to such Capital Securities;

                        (ii) the Trust and the Trustees shall be entitled to deal with the Clearing Agency for all purposes of this Declaration (including the payment of Distributions on the Global Certificates and receiving approvals, votes or consents hereunder) as the Holder of such Capital Securities and the sole holder of the Global Certificates and shall have no obligation to the Capital Security Beneficial Owners of such Capital Securities;

                       (iii) to the extent that the provisions of this Section
         9.04 conflict with any other provisions of this Declaration, the provisions of this Section 9.04 shall control; and

                        (iv) the rights of the Capital Security Beneficial Owners of Capital Securities in global form shall be exercised only through the Clearing Agency and shall be limited to those established by law and agreements between such Capital Security Beneficial Owners and the Clearing Agency and/or the Clearing Agency Participants.

                  Section 9.05 Notices to Clearing Agency. Whenever a notice or other communication to the Capital Security Holders is required under this Declaration, unless and until Definitive Capital Securities Certificates shall have been issued to the Capital Security Beneficial Owners pursuant to Section 9.07, the Administrators shall give all such notices and communications specified herein to be given to the Capital Security Holders to the Clearing Agency, and shall have no notice obligations to the Capital Security Beneficial Owners.

                  Section 9.06 Appointment of Successor Clearing Agency. If any Clearing Agency elects to discontinue its services as securities depositary with respect to the Capital Securities, the Administrators may, in their sole discretion, appoint a successor Clearing Agency with respect to such Capital Securities.

                  Section 9.07 Definitive Capital Security Certificates Under Certain Circumstances. (a) If:

                         (i) a Clearing Agency elects to discontinue its services as securities depositary with respect to the Capital Securities and a successor Clearing Agency is not appointed within 90 days after such discontinuance pursuant to Section 9.06; or

                        (ii) the Administrators elect after consultation with the Sponsor to terminate the book entry system through the Clearing Agency with respect to the Capital Securities in global form, then:

                           (A) Definitive Capital Securities Certificates in
                  denominations of $_____ and integral multiples thereof shall be prepared by the Administrators on behalf of the Trust with respect to such Capital Securities; and

                           (B) upon surrender of the Global Certificates by the
                  Clearing Agency, accompanied by registration instructions, the Administrators shall cause Definitive Capital Securities Certificates to be delivered to Capital Security Beneficial Owners of such Capital Securities in accordance with the instructions of the Clearing Agency. Neither the Trustees nor the Trust shall be liable for any delay in delivery of such instructions and each of them may conclusively rely on and shall be protected in relying on, said instructions of the Clearing Agency. The Definitive Capital Securities Certificates shall be printed, lithographed or engraved or may be produced in any other manner as is reasonably acceptable to the Administrators, as evidenced by their execution thereof, and may have such letters, numbers or other marks of identification or designation and such legends or endorsements as the Administrators may deem appropriate, or as may be required to comply with any law or with any rule or regulation made pursuant thereto or with any rule or regulation of any stock exchange on which Capital Securities may be listed, or to conform to usage.

                  (b) At such time as all interests in a Global Certificate have been redeemed, exchanged, repurchased or canceled, such Global Certificate shall be, upon receipt thereof, canceled by the Trust in accordance with standing procedures and instructions of the Clearing Agency.

                  Section 9.08 Mutilated, Destroyed, Lost or Stolen Certificates. If:

                         (i) any mutilated Certificates should be surrendered to the Administrators, or if the Administrators shall receive evidence to their satisfaction of the destruction, loss or theft of any Certificate; and

                        (ii) there shall be delivered to the Registrar and the Institutional Trustee or the Administrators such security or indemnity as may be required by them to keep each of them harmless, then:

in the absence of notice that such Certificate shall have been acquired by a bona fide purchaser, the Institutional Trustee or any Administrator on behalf of the Trust shall execute and deliver, in exchange for, or in lieu of, any such mutilated, destroyed, lost or stolen Certificate, a new Certificate of like denomination. In connection with the issuance of any new Certificate under this
Section 9.08, the Institutional Trustee and the Administrators may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection therewith. Any duplicate Certificate issued pursuant to this Section 9.08 shall constitute conclusive evidence of an ownership interest in the relevant Trust Securities, as if originally issued, whether or not the lost, stolen or destroyed Certificate shall be found at any time.

                                    ARTICLE X

                           LIMITATION OF LIABILITY OF
                 HOLDERS OF TRUST SECURITIES, TRUSTEES OR OTHERS

                  Section 10.01 Liability. (a) Except as expressly set forth in this Declaration, the Securities Guarantees and the terms of the Trust Securities, the Sponsor shall not be:

                         (i) personally liable for the return of any portion of the capital contributions (or any return thereon) of the Holders of the Trust Securities, which shall be made solely from assets of the Trust; or

                        (ii) required to pay to the Trust or to any Holder of Trust Securities any deficit upon dissolution of the Trust or otherwise.

                  (b) The Holder of the Common Securities shall be liable for all of the debts and obligations of the Trust (other than with respect to the Trust Securities) to the extent not satisfied out of the Trust's assets.

                  (c) Pursuant to Section 3803(a) of the Business Trust Act, the Holders of the Capital Securities shall be entitled to the same limitation of personal liability extended to stockholders of private corporations for profit organized under the General Corporation Law of the State of Delaware.

                  Section 10.02 Exculpation. (a) No Indemnified Person shall be liable, responsible or accountable in damages or otherwise to the Trust or any Covered Person for any loss, damage or claim incurred by reason of any act or omission performed or omitted by such Indemnified Person in good faith on behalf of the Trust and in a manner such Indemnified Person reasonably believed to be within the scope of the authority conferred on such Indemnified Person by this Declaration or by law, except that an Indemnified Person shall be liable for any such loss, damage or claim incurred by reason of such Indemnified Person's negligence or willful misconduct with respect to such acts or omissions.

                  (b) An Indemnified Person shall be fully protected in relying in good faith upon the records of the Trust and upon such information, opinions, reports or statements presented to the Trust by any Person as to matters the Indemnified Person reasonably believes are within such other Person's professional or expert competence and who has been selected with reasonable care by or on behalf of the Trust, including information, opinions, reports or statements as to the value and amount of the assets, liabilities, profits, losses, or any other facts pertinent to the existence and amount of assets from which Distributions to Holders of Trust Securities might properly be paid.

                  Section 10.03 Fiduciary Duty. (a) To the extent that, at law or in equity, an Indemnified Person has duties (including fiduciary duties) and liabilities relating thereto to the Trust or to any other Covered Person, an Indemnified Person acting under this Declaration shall not be liable to the Trust or to any other Covered Person for its good faith reliance on the provisions of this Declaration. The provisions of this Declaration, to the extent that they restrict the duties and liabilities of an Indemnified Person otherwise existing at law or in equity (other than the duties imposed on the Institutional Trustee under the Trust Indenture Act), are agreed by the parties hereto to replace such other duties and liabilities of such Indemnified Person.

                  (b)  Unless otherwise expressly provided herein:

                        (i) whenever a conflict of interest exists or arises between any Covered Persons and any Indemnified Person; or

                        (ii) whenever this Declaration or any other agreement contemplated herein or therein provides that an Indemnified Person shall act in a manner that is, or provides terms that are, fair and reasonable to the Trust or any Holder of Trust Securities, the Indemnified Person shall resolve such conflict of interest, take such action or provide such terms, considering in each case the relative interest of each party (including its own interest) to such conflict, agreement, transaction or situation and the benefits and burdens relating to such interests, any customary or accepted industry practices, and any applicable generally accepted accounting practices or principles. In the absence of bad faith by the Indemnified Person, the resolution, action or term so made, taken or provided by the Indemnified Person shall not constitute a breach of this Declaration or any other agreement contemplated herein or of any duty or obligation of the Indemnified Person at law or in equity or otherwise.

                  (c) Whenever in this Declaration an Indemnified Person is permitted or required to make a decision:

                         (i) in its "discretion" or under a grant of similar authority, the Indemnified Person shall be entitled to consider such interests and factors as it desires, including its own interests, and shall have no duty or obligation to give any consideration to any interest of or factors affecting the Trust or any other Person; or

                        (ii) in its "good faith" or under another express standard, the Indemnified Person shall act under such express standard and shall not be subject to any other or different standard imposed by this Declaration or by applicable law.

                  Section 10.04 Indemnification. (a)(i) The Debenture Issuer, as borrower, shall indemnify, to the full extent permitted by law, any Company Indemnified Person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (other than an action by or in the right of the Trust), by reason of the fact that he is or was a Company Indemnified Person, against expenses (including reasonable attorneys' fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by him in connection with such action, suit or proceeding if he acted in good faith and in a manner that he reasonably believed to be in or not opposed to the best interests of the Trust, and, with respect to any criminal action or proceeding, had no reasonable cause to believe that his conduct was unlawful. The termination of any action, suit or proceeding by judgment, order, settlement, conviction, or upon a plea of nolo contendere or its equivalent, shall not, of itself, create a presumption that the Company Indemnified Person did not act in good faith and in a manner that he reasonably believed to be in or not opposed to the best interests of the Trust, and, with respect to any criminal action or proceeding, had reasonable cause to believe that his conduct was unlawful.

                        (ii) The Debenture Issuer, as borrower, shall indemnify, to the full extent permitted by law, any Company Indemnified Person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding by or in the right of the Trust to procure a judgment in its favor by reason of the fact that he is or was a Company Indemnified Person, against expenses (including reasonable attorneys' fees) actually and reasonably incurred by him in connection with the defense or settlement of such action or suit if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the Trust and except that no such indemnification shall be made in respect of any claim, issue or matter as to which such Company Indemnified Person shall have been adjudged to be liable to the Trust unless and only to the extent that the Court of Chancery of Delaware or the court in which such action or suit was brought shall determine upon application that, despite the adjudication of liability but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses that such Court of Chancery or such other court shall deem proper.

                       (iii) To the extent that a Company Indemnified Person shall be successful on the merits or otherwise (including dismissal of an action without prejudice or the settlement of an action without admission of liability) in defense of any action, suit or proceeding referred to in paragraphs (i) and (ii) of this Section 10.04(a), or in defense of any claim, issue or matter therein, he shall be indemnified by the Debenture Issuer, to the full extent permitted by law, against expenses (including reasonable attorneys' fees) actually and reasonably incurred by him in connection therewith.

                        (iv) Any indemnification under paragraphs (i) and (ii) of this Section 10.04(a) (unless ordered by a court) shall be made by the Debenture Issuer as authorized in the specific case upon a determination that indemnification of the Company Indemnified Person is proper in the circumstances because he has met the applicable standard of conduct set forth in paragraphs (i) and (ii). Such determination shall be made (1) by the Administrators by a majority vote of a Quorum consisting of such Administrators who were not parties to such action, suit or proceeding, (2) if such a Quorum is not obtainable, or, even if obtainable, if a Quorum of disinterested Administrators so directs, by independent legal counsel in a written opinion, or (3) by the Holders of a Majority in Liquidation Amount of the Common Securities.

                         (v) Expenses (including reasonable attorneys' fees) incurred by a Company Indemnified Person in defending a civil, criminal, administrative or investigative action, suit or proceeding referred to in paragraphs (i) and (ii) of this Section 10.04(a) shall be paid by the Debenture Issuer, as borrower, in advance of the final disposition of such action, suit or proceeding upon receipt of an undertaking by or on behalf of such Company Indemnified Person to repay such amount if it shall ultimately be determined that he is not entitled to be indemnified by the Debenture Issuer as authorized in this Section 10.04(a). Notwithstanding the foregoing, no advance shall be made by the Debenture Issuer if a determination is reasonably and promptly made (i) by the Administrators by a majority vote of a Quorum of disinterested Administrators, (ii) if such a Quorum is not obtainable, or, even if obtainable, if a Quorum of disinterested Administrators so directs, by independent legal counsel in a written opinion or (iii) by the Holders of a Majority in Liquidation Amount of the Common Securities, that, based upon the facts known to the Administrators, such counsel or such Holders at the time such determination is made, such Company Indemnified Person acted in bad faith or in a manner that such person did not believe to be in or not opposed to the best interests of the Trust, or, with respect to any criminal proceeding, that such Company Indemnified Person believed or had reasonable cause to believe his conduct was unlawful. In no event shall any advance be made in instances where the Administrators, such counsel or such Holders reasonably determine that such person deliberately breached his duty to the Trust or the Holders.

                        (vi) The indemnification and advancement of expenses provided by, or granted pursuant to, the other paragraphs of this
         Section 10.04(a) shall not be deemed exclusive of any other rights to which those seeking indemnification and advancement of expenses may be entitled under any agreement, vote of stockholders or disinterested directors of the Debenture Issuer or Holders of Capital Securities or otherwise. All rights to indemnification under this Section 10.04(a) shall be deemed to be provided by a contract between the Debenture Issuer and each Company Indemnified Person who serves in such capacity at any time while this Section 10.04(a) is in effect. Any repeal or modification of this Section 10.04(a) shall not affect any rights or obligations then existing.

                       (vii) The Debenture Issuer or the Trust may purchase and maintain insurance on behalf of any person who is or was a Company Indemnified Person against any liability asserted against him and incurred by him in any such capacity, or arising out of his status as such, whether or not the Debenture Issuer would have the power to indemnify him against such liability under the provisions of this
         Section 10.04(a).

                      (viii) For purposes of this Section 10.04(a), references to "the Trust" shall include, in the event of a consolidation or merger, in addition to the resulting or surviving entity, any constituent entity (including any constituent of a constituent) absorbed in such consolidation or merger, so that any person who is or was a director, trustee, officer or employee of such constituent entity, or is or was serving at the request of such constituent entity as a director, trustee, officer, employee or agent of another entity, shall stand in the same position under the provisions of this Section 10.04(a) with respect to the resulting or surviving entity as he would have with respect to such constituent entity if its separate existence had continued.

                        (ix) The indemnification and advancement of expenses provided by, or granted pursuant to, this Section 10.04(a) shall, unless otherwise provided when authorized or ratified, continue as to a person who has ceased to be a Company Indemnified Person and shall inure to the benefit of the heirs, executors and administrators of such a person. The provisions of this
         Section 10.04 shall survive the termination of this Declaration, the dissolution of the Trust or the resignation or removal of any Administrator or Trustee.

                  (b) The Debenture Issuer, as borrower, agrees to indemnify the
(i) Institutional Trustee, (ii) the Delaware Trustee, (iii) any Affiliate of the Institutional Trustee and the Delaware Trustee, and (iv) any officers, directors, shareholders, members, partners, employees, representatives, custodians, nominees or agents of the Institutional Trustee and the Delaware Trustee (each of the Persons in (i) through (iv) being referred to as a "Fiduciary Indemnified Person") for, and to hold each Fiduciary Indemnified Person harmless against, any loss, liability or expense incurred without negligence or bad faith on its part, arising out of or in connection with the acceptance or administration or the trust or trusts hereunder, including the costs and expenses (including reasonable legal fees and expenses) of defending itself against or investigating any claim or liability in connection with the exercise or performance of any of its powers or duties hereunder. The obligation to indemnify as set forth in this Section 10.04(b) shall survive the satisfaction and discharge of this Declaration and the dissolution and termination of the Trust.

                  Section 10.05 Outside Business. Any Covered Person, the Sponsor, the Delaware Trustee and the Institutional Trustee (subject to Section 5.03(c)) may engage in or possess an interest in other business ventures of any nature or description, independently or with others, similar or dissimilar to the business of the Trust, and the Trust and the Holders of Trust Securities shall have no rights by virtue of this Declaration in and to such independent ventures or the income or profits derived therefrom, and the pursuit of any such venture, even if competitive with the business of the Trust, shall not be deemed wrongful or improper. No Covered Person, the Sponsor, the Delaware Trustee, or the Institutional Trustee shall be obligated to present any particular investment or other opportunity to the Trust even if such opportunity is of a character that, if presented to the Trust, could be taken by the Trust, and any Covered Person, the Sponsor, the Delaware Trustee and the Institutional Trustee shall have the right to take for its own account (individually or as a partner or fiduciary) or to recommend to others any such particular investment or other opportunity. Any Covered Person, the Delaware Trustee and the Institutional Trustee may engage or be interested in any financial or other transaction with the Sponsor or any Affiliate of the Sponsor, or may act as depositary for, trustee or agent for, or act on any committee or body of holders of, securities or other obligations of the Sponsor of its Affiliates.


                                   ARTICLE XI

                                   ACCOUNTING

                  Section 11.01 Fiscal Year. The fiscal year ("Fiscal Year") of the Trust shall be the calendar year, or such other year as is required by the Code.

                  Section 11.02 Certain Accounting Matters. (a) At all times during the existence of the Trust, the Administrators shall keep, or cause to be kept, full books, records and supporting documents, which shall reflect in reasonable detail, each transaction of the Trust. The books of account shall be maintained on the accrual method of accounting in compliance with generally accepted accounting principles, consistently applied. The Trust shall use the accrual method of accounting for United States federal income tax purposes. The books of account and the records of the Trust shall be examined by and reported upon as of the end of each Fiscal Year of the Trust by a firm of independent certified public accountants selected by the Administrators. The books of account and the records of the Trust, together with a copy of this Declaration and a certified copy of the Certificate of Trust, or any amendment thereto, shall at all times be maintained at the principal office of the Trust or its duly authorized representative for any purpose reasonably related to its interest in the Trust during normal business hours.

                  (b) The Administrators shall cause to be prepared and delivered to each of the Holders of Trust Securities, within 90 days after the end of each Fiscal Year of the Trust, annual financial statements of the Trust, including a balance sheet of the Trust as of the end of such Fiscal Year, and the related income or loss.

                  (c) The Administrators shall cause to be duly prepared and delivered to each of the Holders of Trust Securities any annual United States federal income tax information statement required by the Code containing such information with regard to the Trust Securities held by each Holder as is required by the Code and the Treasury Regulations. Notwithstanding any right under the Code to deliver any such statement at a later date, the Administrators shall endeavor to deliver all such statements within 30 days after the end of each Fiscal Year of the Trust.

                  (d) The Administrators shall cause to be duly prepared and filed with the appropriate taxing authority, an annual United States federal income tax return, on a Form 1041 or such other form required by United States federal income tax law, and any other annual income tax returns required to be filed by the Administrators on behalf of the Trust with any state or local taxing authority.

                  Section 11.03 Banking. The Trust shall maintain one or more bank accounts in the name and for the sole benefit of the Trust; provided, that all payments of funds in respect of the Debentures held by the Institutional Trustee shall be made directly to the Payment Account and no other funds of the Trust shall be deposited in the Payment Account. The sole signatories for such accounts (including the Payment Account) shall be designated by the Administrators; provided, that the Institutional Trustee shall designate the signatories for the Payment Account.

                  Section 11.04 Withholding. The Trust and the Administrators shall comply with all withholding requirements under United States federal, state and local law. The Administrators on behalf of the Trust shall request, and the Holders shall provide to the Trust, such forms or certificates as are necessary to establish an exemption from withholding with respect to each Holder, and any representations and forms as shall reasonably be requested by the Trust to assist it in determining the extent of, and in fulfilling, its withholding obligations.

The Administrators shall file required forms with applicable jurisdictions and, unless an exemption from withholding is properly established by a Holder, shall remit amounts withheld with respect to the Holder to applicable jurisdictions. To the extent that the Trust is required to withhold and pay over any amounts to any authority with respect to Distributions or allocations to any Holder, the amount withheld shall be deemed to be a Distribution in the amount of the withholding to the Holder. In the event of any claimed overwithholding, Holders shall be limited to an action against the applicable jurisdiction. If the amount required to be withheld was not withheld from actual Distributions made, the Trust may reduce subsequent Distributions by the amount of such withholding.


                                   ARTICLE XII

                             AMENDMENTS AND MEETINGS

                  Section 12.01 Amendments. (a) Except as otherwise provided in this Declaration or by any applicable terms of the Trust Securities, this Declaration may only be amended by a written instrument approved and executed by:

                        (i) the Administrators (or, if there are more than two Administrators, a majority of the Administrators); and

                        (ii) if the amendment affects the rights, powers, duties, obligations or immunities of the Institutional Trustee, the Institutional Trustee; and

                       (iii) if the amendment affects the rights, powers, duties, obligations or immunities of the Delaware Trustee, the Delaware Trustee.

                  (b) No amendment shall be made, and any such purported amendment shall be void and ineffective:

                         (i) unless, in the case of any proposed amendment, the Institutional Trustee shall have first received an Officers' Certificate from each of the Trust and the Sponsor that such amendment is permitted by, and conforms to, the terms of this Declaration (including the terms of the Trust Securities);

                        (ii) unless, in the case of any proposed amendment that affects the rights, powers, duties, obligations or immunities of the Institutional Trustee, the Institutional Trustee shall have first received:

                           (A) an Officers' Certificate from each of the Trust
                  and the Sponsor that such amendment is permitted by, and conforms to, the terms of this Declaration (including the terms of the Trust Securities); and

                           (B) an opinion of counsel (who may be an employee of,
                  or counsel to the Sponsor or the Trust) that such amendment is permitted by, and conforms to, the terms of this Declaration (including the terms of the Trust Securities); and

                       (iii) to the extent the result of such amendment would be to:

                           (A) cause the Trust to fail to continue to be
                  classified for purposes of United States federal income taxation as a grantor trust;

                           (B) reduce or otherwise adversely affect the powers
                  of the Institutional Trustee in contravention of the Trust Indenture Act; or

                           (C) cause the Trust to be deemed to be an Investment
                  Company required to be registered under the Investment Company Act.

                  (c) At any time the Trust has issued any Trust Securities that remain outstanding, any amendment that would adversely affect the rights, privileges or preferences of any Holder of Trust Securities may be effected only with such additional requirements as may be set forth in the terms of such Trust Securities.

                  (d) Section 9.01(d) and this Section 12.01 shall not be amended without the consent of all of the Holders of the Trust Securities.

                  (e) Article IV shall not be amended without the consent of the Holders of a Majority in Liquidation Amount of the Common Securities.

                  (f) The rights of the Holders of the Common Securities under
Article V to increase or decrease the number of, and appoint and remove, Trustees shall not be amended without the consent of the Holders of a Majority in Liquidation Amount of the Common Securities.

                  (g) Notwithstanding Section 12.01(c), this Declaration may be amended without the consent of the Holders of the Trust Securities to:

                         (i) cure any ambiguity;

                        (ii) correct or supplement any provision in this Declaration that may be defective or inconsistent with any other provision of this Declaration;

                         (iii) add to the covenants, restrictions or obligations of the Sponsor; and

                         (iv) to conform to any change in Rule 3a-5 of the Investment Company Act or written change in interpretation or application of Rule 3a-5 of the Investment Company Act by any legislative body, court, government agency or regulatory authority, which amendment does not have a material adverse effect on the right, preferences or privileges of the Holders.

                  Section 12.02 Meetings of the Holders of Trust Securities; Action by Written Consent. (a) Meetings of the Holders of any class of Trust Securities may be called at any time by the Administrators (or as provided in the terms of the Trust Securities) to consider and act on any matter on which Holders of such class of Trust Securities are entitled to act under the terms of this Declaration, the terms of the Trust Securities or the rules of any stock exchange on which the Capital Securities are listed or admitted for trading. The Administrators shall call a meeting of the Holders of such class if directed to do so by the Holders of at least 10% in Liquidation Amount of such class of Trust Securities. Such direction shall be given by delivering to the Administrators one or more calls in a writing stating that the signing Holders of Trust Securities wish to call a meeting and indicating the general or specific purpose for which the meeting is to be called. Any Holders of Trust Securities calling a meeting shall specify in writing the Certificates held by the Holders of Trust Securities exercising the right to call a meeting and only those Trust Securities specified shall be counted for purposes of determining whether the required percentage set forth in the second sentence of this paragraph has been met.

                  (b) Except to the extent otherwise provided in the terms of the Trust Securities, the following provisions shall apply to meetings of Holders of Trust Securities:

                         (i) notice of any such meeting shall be given to all the Holders of Trust Securities having a right to vote thereat at least 7 days and not more than 60 days before the date of such meeting. Whenever a vote, consent or approval of the Holders of Trust Securities is permitted or required under this Declaration or the rules of any stock exchange on which the Capital Securities are listed or admitted for trading, such vote, consent or approval may be given at a meeting of the Holders of Trust Securities. Any action that may be taken at a meeting of the Holders of Trust Securities may be taken without a meeting if a consent in writing setting forth the action so taken is signed by the Holders of Trust Securities owning not less than the minimum amount of Trust Securities in Liquidation Amount that would be necessary to authorize or take such action at a meeting at which all Holders of Trust Securities having a right to vote thereon were present and voting. Prompt notice of the taking of action without a meeting shall be given to the Holders of Trust Securities entitled to vote who have not consented in writing. The Administrators may specify that any written ballot submitted to the Security Holder for the purpose of taking any action without a meeting shall be returned to the Trust within the time specified by the Administrators;

                        (ii) each Holder of a Trust Security may authorize any Person to act for it by proxy on all matters in which a Holder of Trust Securities is entitled to participate, including waiving notice of any meeting, or voting or participating at a meeting. No proxy shall be valid after the expiration of 11 months from the date thereof unless otherwise provided in the proxy. Every proxy shall be revocable at the pleasure of the Holder of Trust Securities executing it. Except as otherwise provided herein, all matters relating to the giving, voting or validity of proxies shall be governed by the General Corporation Law of the State of Delaware relating to proxies, and judicial interpretations thereunder, as if the Trust were a Delaware corporation and the Holders of the Trust Securities were stockholders of a Delaware corporation;

                         (iii) each meeting of the Holders of the Trust Securities shall be conducted by the Administrators or by such other Person that the Administrators may designate; and

                         (iv) unless the Business Trust Act, this Declaration, the terms of the Trust Securities, the Trust Indenture Act or the listing rules of any stock exchange on which the Capital Securities are then listed or trading, otherwise provides, the Administrators, in their sole discretion, shall establish all other provisions relating to meetings of Holders of Trust Securities, including notice of the time, place or purpose of any meeting at which any matter is to be voted on by any Holders of Trust Securities, waiver of any such notice, action by consent without a meeting, the establishment of a record date, quorum requirements, voting in person or by proxy or any other matter with respect to the exercise of any such right to vote.


                                  ARTICLE XIII

          REPRESENTATIONS OF INSTITUTIONAL TRUSTEE AND DELAWARE TRUSTEE

                  Section 13.01 Representations and Warranties of Institutional Trustee. The Trustee that acts as initial Institutional Trustee represents and warrants to the Trust and to the Sponsor at the date of this Declaration, and each Successor Institutional Trustee represents and warrants, as applicable, to the Trust and the Sponsor at the time of the Successor Institutional Trustee's acceptance of its appointment as Institutional Trustee, that:

                         (i) the Institutional Trustee is a Delaware banking corporation with trust powers, duly organized, validly existing and in good standing, with trust power and authority to execute and deliver, and to carry out and perform its obligations under the terms of, this Declaration;

                        (ii) the execution, delivery and performance by the Institutional Trustee of the Declaration has been duly authorized by all necessary corporate action on the part of the Institutional Trustee. This Declaration has been duly executed and delivered by the Institutional Trustee, and it constitutes a legal, valid and binding obligation of the Institutional Trustee, enforceable against it in accordance with its terms, subject to applicable bankruptcy, reorganization, moratorium, insolvency, and other similar laws affecting creditors' rights generally and to general principles of equity and the discretion of the court (regardless of whether the enforcement of such remedies is considered in a proceeding in equity or at law);

                       (iii) the execution, delivery and performance of this Declaration by the Institutional Trustee do not conflict with or constitute a breach of the charter or by-laws of the Institutional Trustee;

                        (iv) no consent, approval or authorization of, or registration with or notice to, any state or federal banking authority is required for the execution, delivery or performance by the Institutional Trustee, of this Declaration; and

                         (v) the execution, delivery and performance of this Declaration have been authorized by all necessary corporate or other action on the part of the Institutional Trustee and do not require any approval of stockholders of the Institutional Trustee and such execution, delivery and performance will not (i) violate the charter or by-laws of the Institutional Trustee, or (ii) violate any law, governmental rule or regulation of the United States or the State of Delaware, as the case may be, governing the banking, trust or general powers of the Institutional Trustee or any order, judgment or decree applicable to the Institutional Trustee.

                  Section 13.02 Representations and Warranties of Delaware Trustee. The Trustee that acts as initial Delaware Trustee represents and warrants to the Trust and to the Sponsor at the date of this Declaration, and each Successor Delaware Trustee represents and warrants to the Trust and the Sponsor at the time of the Successor Delaware Trustee's acceptance of its appointment as Delaware Trustee, that:

                         (i) The Delaware Trustee is a natural person, who is a resident of the state of Delaware, or, if not a natural person, is a banking corporation with trust powers, that has its principal place of business in the State of Delaware, is duly organized, validly existing and in good standing, with authority to execute and deliver, and to carry out and perform its obligations under the terms of, this Declaration and, in either case, a Person that satisfies for the Trust the requirements of Section 3807 of the Business Trust Act;

                        (ii) The Delaware Trustee has been authorized to perform its obligations under the Certificate of Trust and this Declaration. This Declaration under Delaware law constitutes a legal, valid and binding obligation of the Delaware Trustee, enforceable against it in accordance with its terms, subject to applicable bankruptcy, reorganization, moratorium, insolvency, and other similar laws affecting creditors' rights generally and to general principles of equity and the discretion of the court (regardless of whether the enforcement of such remedies is considered in a proceeding in equity or at law);

                       (iii) No consent, approval or authorization of, or registration with or notice to, any Delaware or federal banking authority is required for the execution, delivery or performance by the Delaware Trustee, of this Declaration; and

                        (iv) The execution, delivery and performance of this Declaration by the Delaware Trustee do not conflict with or constitute a breach of the charter or by-laws of the Delaware Trustee.


                                   ARTICLE XIV

                                  MISCELLANEOUS

                  Section 14.01 Notices. All notices provided for in this Declaration shall be in writing, duly signed by the party giving such notice, and shall be delivered, telecopied or mailed by first class mail, as follows:

                  (a) if given to the Trust, in care of the Administrators at the Trust's mailing address set forth below (or such other address as the Trust may give notice of to the Holders of the Trust Securities):

                  K N Capital Trust II
                  370 Van Gordon Street
                  Lakewood, Colorado  80228
                  Attention: Chief Financial Officer

                  (b) if given to the Delaware Trustee, at the mailing address set forth below (or such other address as Delaware Trustee may give notice of to the Holders of the Trust Securities):

                  Wilmington Trust Company
                  Rodney Square North, 1100 N. Market Street
                  Wilmington, Delaware  19890
                  Attention:  Corporate Trust Administration

                  (c) if given to the Institutional Trustee, at its Corporate Trust Office to the attention of Corporate Trust Administration (or such other address as the Institutional Trustee may give notice of to the Holders of the Trust Securities).

                  (d) if given to any Holder of Common Securities, at the mailing address of the Sponsor set forth below (or such other address as such Holder of Common Securities may give notice to the Trust):

                  K N Energy, Inc.
                  370 Van Gordon Street
                  Lakewood, Colorado 80228
                  Attention:  Chief Financial Officer

                  (e) if given to any other Holder, at the address set forth on the books and records of the Trust.

                  All such notices shall be deemed to have been given when received in person, telecopied with receipt confirmed, or mailed by first class mail, postage prepaid except that if a notice or other document is refused delivery or cannot be delivered because of a changed address of which no notice was given, such notice or other document shall be deemed to have been delivered on the date of such refusal or inability to deliver.

                  Section 14.02 Governing Law. This Declaration and the rights of the parties hereunder shall be governed by and construed in accordance with the laws of the State of

Delaware and all rights and remedies shall be governed by such laws without regard to principles of conflict of laws.

                  Section 14.03 Intention of the Parties. It is the intention of the parties hereto that the Trust be classified for United States federal income tax purposes as a grantor trust. The provisions of this Declaration shall be interpreted to further this intention of the parties.

                  Section 14.04 Headings. Headings contained in this Declaration are inserted for convenience of reference only and do not affect the interpretation of this Declaration or any provision hereof.

                  Section 14.05 Successors and Assigns. Whenever in this Declaration any of the parties hereto is named or referred to, the successors and assigns of such party shall be deemed to be included, and all covenants and agreements in this Declaration by the Sponsor and the Trustees shall bind and inure to the benefit of their respective successors and assigns, whether so expressed.

                  Section 14.06 Partial Enforceability. If any provision of this Declaration, or the application of such provision to any Person or circumstance, shall be held invalid, the remainder of this Declaration, or the application of such provision to persons or circumstances other than those to which it is held invalid, shall not be affected thereby.

                  Section 14.07 Counterparts. This Declaration may contain more than one counterpart of the signature page and this Declaration may be executed by the affixing of the signature of each of the Trustees to one of such counterpart signature pages. All of such counterpart signature pages shall be read as though one, and they shall have the same force and effect as though all of the signers had signed a single signature page.

                           [INTENTIONALLY LEFT BLANK]

                  IN WITNESS WHEREOF, the undersigned have caused these presents to be executed as of the day and year first above written.


                                      ___________________________________
                                             , as Administrator


                                      ____________________________________
                                             , as Administrator


                                      ____________________________________
                                             , as Administrator


                              WILMINGTON TRUST COMPANY, not
                                       in its individual capacity but solely
                                       as Delaware Trustee


                              By: ________________________________________
                                  Name:
                                  Title:


                                       WILMINGTON TRUST COMPANY, not
                                       in its individual capacity but solely
                                       as Institutional Trustee


                              By: ________________________________________
                                  Name:
                                  Title:


                                       K N ENERGY, INC., as Sponsor and
                                       Debenture Issuer


                              By: ________________________________________
                                  Name:
                                  Title:

                                     ANNEX I
                                    TERMS OF
                            ____% CAPITAL SECURITIES
                             ____% COMMON SECURITIES

                  Pursuant to Section 7.03 of the Amended and Restated Declaration of Trust of K N Capital Trust II, dated as of _____ __, ____ (as amended from time to time, the "Declaration"), the designation, rights, privileges, restrictions, preferences and other terms and provisions of the Capital Securities and the Common Securities are set out below (each capitalized term used but not defined herein having the meaning set forth in the Declaration):

                  1.  Designation and Number.

                  (a) Capital Securities. _______ Capital Securities of K N Capital Trust II (the "Trust") with an aggregate liquidation amount with respect to the assets of the Trust of $___________ and a liquidation amount with respect to such assets of $1,000 per capital security, are hereby designated for the purposes of identification only as "____% Capital Securities" (the "Capital Securities"). The Capital Security Certificates evidencing the Capital Securities shall be substantially in the form of Exhibit A-1 to the Declaration, with such changes and additions thereto or deletions therefrom as may be required by ordinary usage, custom or practice or to conform to the rules of any stock exchange on which the Capital Securities are or may be listed.

                  (b) Common Securities. _____ Common Securities of the Trust with an aggregate liquidation amount with respect to the assets of the Trust of $_________, and a liquidation amount with respect to such assets of the Trust of $1,000 per common security, are hereby designated for the purposes of identification only as "____% Common Securities" (the "Common Securities" and, together with the Capital Securities, the "Trust Securities"). The Common Security Certificates evidencing the Common Securities shall be in the form of Exhibit A-2 to the Declaration, with such changes and additions thereto or deletions therefrom as may be required by ordinary usage, custom or practice.

                  2.  Distributions.

                  (a) Distributions payable on each Trust Security will be fixed at a rate per annum of ____% of the stated liquidation amount of $1,000 per Trust Security such rate being the rate per annum of interest payable on the Debentures to be held by the Institutional Trustee. Distributions in arrears for more than one semi-annual period will accumulate at the distribution rate compounded semi-annually (to the extent permitted by applicable law). The term "Distributions" as used herein includes such cash Distributions and any such accumulated Distributions unless otherwise stated. A Distribution is payable only to the extent that payments are made in respect of the Debentures held by the Institutional Trustee and to the extent the Institutional Trustee has funds available therefor. The amount of Distributions payable for any period will be computed for any full semi-annual distribution period on the basis of a 360-day year of twelve 30-day months.

                  (b) Except as otherwise provided herein, Distributions on the Trust Securities will be cumulative, will accumulate from _____ __, ____ and will be payable semi-annually in arrears, on _____ __, and _______ __ of each year, commencing on __________ ___, ____, except as otherwise described below. So long as the Debenture Issuer shall not be in default in the payment of interest on the Debentures, the Debenture Issuer has the right under the Indenture to defer payments of interest by extending the interest payment period from time to time on the Debentures for a period not exceeding 10 consecutive semi-annual periods (each an "Extension Period"), during which Extension Period no interest shall be due and payable on the Debentures, but the Company may prepay at any time all or any portion of the interest accrued during an Extension Period; provided, that no Extension Period shall extend beyond the date of maturity of the Debentures.

                  As a consequence of such deferral of interest payments on the Debentures, Distributions on the Trust Securities (and Additional Distributions, if any) will also be deferred to the same extent. Despite such deferral, semi-annual Distributions (and Additional Distributions, if any) will continue to accumulate (to the extent permitted by applicable law) at the distribution rate compounded semi-annually during any such Extension Period. Prior to the termination of any such Extension Period, the Debenture Issuer may further extend such Extension Period; provided, that such Extension Period together with all such previous and further extensions thereof may not exceed 10 consecutive semi-annual periods or extend beyond the maturity of the Debentures. Payments of accumulated Distributions will be payable to Holders as they appear on the books and records of the Trust on the first record date after the end of the Extension Period. Upon the termination of any Extension Period and the payment of all amounts then due, the Debenture Issuer may commence a new Extension Period, subject to the above requirements.

                  (c) Distributions on the Trust Securities will be payable to the Holders thereof as they appear on the books and records of the Trust on the relevant record dates, which shall be one Business Day prior to the relevant payment dates (provided, that, if, at any time, the Trust Securities are not held in global form, the relevant record dates shall be 15 days prior to the relevant payment dates), which record and payment dates correspond to the record and interest payment dates on the Debentures. Such Distributions will be paid through the Institutional Trustee who will hold amounts received in respect of the Debentures in the Payment Account for the benefit of the Holders of the Trust Securities. The relevant record dates for the Common Securities shall be the same record date as for the Capital Securities. If any date on which Distributions are payable on the Trust Securities is not a Business Day, then payment of the distribution payable on such date will be made on the next succeeding day that is a Business Day (and without any interest or other payment in respect of any such delay) except that, if such Business Day is in the next succeeding calendar year, such payment shall be made on the immediately preceding Business Day, in each case with the same force and effect as if made on such date (each date on which Distributions are payable in accordance with this Section 2(c), a "Distribution Date").

                  (d) In the event that there is any money or other property held by or for the Trust that is not accounted for hereunder, such property shall be distributed pro rata (as defined herein) among the Holders of the Trust Securities.


                  3.  Liquidation Distribution Upon Dissolution.

                  (a) The Trust shall dissolve, and its affairs shall be wound up, upon the earliest to occur of the following:

                         (i) the commencement by the Sponsor of a voluntary case under Chapter 7 or Chapter 11 of the federal Bankruptcy Code or any other similar state or federal law now or hereafter in effect, or the consent by the Sponsor to the entry of a decree or order for relief in an involuntary case under any such law, or the consent by the Sponsor to the appointment of or the taking of possession by a liquidating agent or committee, conservator or receiver of the Sponsor or any substantial part of its property or the general assignment by the Sponsor for the benefit of its creditors, or the admission by the Sponsor in writing of its inability to pay its debts as they become due;

                        (ii) the entry of a decree or order for relief by a court having jurisdiction in the premises in respect of the Sponsor in an involuntary case under Chapter 7 or Chapter 11 of the federal Bankruptcy Code or any other similar state or federal law now or hereafter in effect, and the continuance of any such decree or order unstayed and in effect for a period of 60 days, or the appointment of or the taking of possession by a liquidating agent or committee, conservator or receiver of the Sponsor or any substantial part of its property and the continuance of any such appointment unstayed and in effect for a period of 60 days;

                  (iii) upon the dissolution or liquidation of the Sponsor;

                        (iv) (other than in connection with a merger, consolidation or similar transaction not prohibited by the Indenture, this Declaration or the Securities Guarantees) upon the filing of a certificate of dissolution or its equivalent with respect to the Sponsor; or the revocation of the Sponsor's charter and the expiration of 90 days after the date of revocation without a reinstatement thereof;

                         (v) the written direction to the Institutional Trustee from the Sponsor at any time to dissolve the Trust and distribute Debentures to Holders of the Trust Securities in exchange for a Like Amount of the Trust Securities (which direction is optional and wholly within the discretion of the Sponsor), subject to the Sponsor having received an opinion of counsel to the effect that such distribution will not be a taxable event for United States federal income tax purposes to Holders of Capital Securities;

                        (vi) when all of the Trust Securities shall have been called for redemption and the amounts necessary for redemption thereof shall have been paid to the Holders in accordance with the terms of the Trust Securities;

                       (vii) upon the entry of a decree of judicial dissolution of the Trust by a court of competent jurisdiction;

                       (viii) the expiration of the term of the Trust on _____ __, ____; or

                        (ix) before the issuance of any Trust Securities, with the consent of all of the Administrators and the Sponsor.

                  (b) If dissolution occurs as described in clause (i), (ii),
(iii), (iv), (v), (vii) or (viii) above, the Trust shall be liquidated by the Trustees as expeditiously as the Trustees determine to be possible by distributing, after satisfaction of liabilities to creditors of the Trust as provided by applicable law, to the Holders of the Trust Securities a Like Amount of the Debentures, subject to Section 3(e) below. Notice of liquidation shall be given by the Institutional Trustee by first-class mail, postage prepaid mailed not later than 20 nor more than 60 days prior to the Liquidation Date to each Holder of Trust Securities at such Holder's address appearing in the Securities Register. All notices of liquidation shall:

                         (i)          state the Liquidation Date;

                        (ii) state that from and after the Liquidation Date, the Trust Securities will no longer be deemed to be outstanding and any Certificates not surrendered for exchange will be deemed to represent a Like Amount of Debentures; and

                       (iii) provide such information with respect to the mechanics by which Holders may exchange Certificates for Debentures, or if Section 3(e) applies receive a Liquidation Distribution, as the Administrators or the Institutional Trustee shall deem appropriate.

                  (c) Except where Section 3(e) applies, in order to effect the liquidation of the Trust and distribution of the Debentures to Holders of Trust Securities, the Institutional Trustee shall establish a record date for such distribution (which shall be not more than 45 days nor less than 20 days prior to the Liquidation Date) and either itself acting as exchange agent or through the appointment of a separate exchange agent, shall establish such procedures as it shall deem appropriate to effect the distribution of Debentures in exchange for the outstanding Certificates.

                  (d) Except where Section 3(e) applies, after the Liquidation Date, (i) the Trust Securities will no longer be deemed to be outstanding, (ii) certificates representing a Like Amount of Debentures will be issued to Holders of Certificates, upon surrender of such Certificates to the Institutional Trustee or its agent for exchange, (iii) any Certificates not so surrendered for exchange will be deemed to represent a Like Amount of Debentures, accruing interest at the rate provided for in the Debentures from the last Distribution Date on which a Distribution was made on such Certificates until such certificates are so surrendered (and until such certificates are so surrendered, no payments of interest or principal will be made to Holders of Certificates with respect to such Debentures) and (iv) all rights of Holders holding Trust Securities will cease, except the right of such Holders to receive the Like Amount of Debentures upon surrender of Certificates.

                  (e) In the event that, notwithstanding the other provisions of this Section 3 whether because of an order for dissolution entered by a court of competent jurisdiction, the receipt of an opinion of counsel to the effect that such distribution would be a taxable event for United States federal income tax purposes to Holders of Capital Securities, or otherwise, distribution of the Debentures in exchange for a Like Amount of Trust Securities is determined by the Institutional Trustee not to be practicable, in which event such Holders will be entitled to receive out of the liquidation of the assets of the Trust available for distribution to Holders, after satisfaction of liabilities to creditors of the Trust as provided by applicable law, an amount equal to the aggregate of the Liquidation Amount plus accumulated and unpaid Distributions, including Additional Distributions, if any, thereon to the date of payment (such amount being the "Liquidation Distribution"). If such Liquidation Distribution can be paid only in part because the Trust has insufficient assets available to pay in full the aggregate Liquidation Distribution, then the amounts payable directly by the Trust on the Trust Securities shall be paid on a pro rata basis. The Holder(s) of the Common Securities will be entitled to receive Liquidation Distributions upon any such liquidation pro rata with the holders of the Capital Securities, except that if an Event of Default has occurred and is continuing, the Capital Securities shall have a priority over the Common Securities.

                  4.  Redemption and Distribution.

                  (a) Upon the repayment in full of the Debentures at the Maturity or prepayment thereof in whole (or in part) prior thereto in accordance with the terms thereof, the proceeds from such repayment or prepayment shall be simultaneously applied by the Institutional Trustee subject to the Institutional Trustee having received notice no later than 45 days prior to such repayment or prepayment toward the mandatory redemption of a Like Amount of the Trust Securities at the applicable Redemption Price, equal to (i) in the case of the repayment of the Debentures at the Stated Maturity, the Maturity Redemption Price (ii) in the case of the optional prepayment of the Debentures upon the occurrence and continuation of a Tax Event or an Investment Company Event, (A) prior to ________ __, ____, at the Event Redemption Price and (B) thereafter, at the Optional Redemption Price, and (iii) in the case of the optional prepayment of the Debentures, on or after _____ __, ____, the Optional Redemption Price. The Maturity Redemption Price, the Event Redemption Price and the Optional Redemption Price are referred to collectively as the "Redemption Price". Holders will be given not less than 30 nor more than 60 days notice of such redemption.

                  (b) If fewer than all the outstanding Trust Securities are to be so redeemed, the Common Securities and the Capital Securities will be redeemed pro rata (except that if an Event of Default shall have occurred and be continuing, the Capital Securities shall have priority over the Common Securities to the amounts payable on redemption).

                  (c) The Sponsor shall have the right (in accordance with and subject to the conditions of the Indenture) to elect to prepay the Debentures in whole or in part at any time on or after _____ __, ____ (the "Initial Optional Repayment Date"), upon not less than 30 days and not more than 60 days notice, at the Optional Prepayment Price and, contemporaneously with such prepayment, a Like Amount of the Trust Securities shall be redeemed at the Optional Redemption Price on a pro rata basis. "Optional Redemption Price" shall mean, a price equal to the percentage of the Liquidation Amount of Trust Securities to be redeemed plus accumulated and unpaid Distributions thereon, if any, to the applicable date of such redemption if redeemed during the 12 month period beginning on ____________ of the years indicated below:

                           Year                             Percentage
                           ----                             ----------
                           20__                                   %
                           20__                                   %
                           20__                                   %
                           20__                                   %
                           20__                                   %
                           20__                                   %
                           20__                                   %
                           20__                                   %
                           20__                                   %
                           20__                                   %
                           20__     and thereafter             100%

                  (d) If at any time a Tax Event or an Investment Company Event occurs, the Sponsor shall have the right (in accordance with and subject to the conditions set forth in the Indenture) upon not less than 30 nor more than 60 days notice, to prepay the Debentures in whole, but not in part, within the 90 days following the occurrence of such Tax Event or Investment Company Event (the "90 Day Period"), and, contemporaneously with such redemption, the Institutional Trustee shall cause a Like Amount of the Trust Securities to be redeemed by the Trust (A) at any time prior to the Initial Option Redemption Date, at the Event Redemption Price and (B) thereafter, at the Optional Redemption Price, in either case, on a pro rata basis with the proceeds from such prepayment of Debentures.

                  (e) Notice of any redemption of, or notice of distribution of Debentures in exchange for the Trust Securities (a "Redemption/Distribution Notice") will be given by the Institutional Trustee on behalf of the Trust not fewer than 30 nor more than 60 days before the date fixed for redemption or exchange thereof which, in the case of a redemption, will be the date fixed for redemption of the Debentures by mail to each Holder of Trust Securities to be redeemed or exchanged and, in the case of a notice of redemption to be given to all Holders, by release made to Reuters Economic Services and Bloomberg Business News. For purposes of the calculation of the date of redemption or exchange and the dates on which notices are given pursuant to this Section 4, a Redemption/Distribution Notice shall be deemed to be given on the day such notice is first mailed by first-class mail, postage prepaid, or by such other means suitable to assure delivery of such written notice, to Holders of Trust Securities and, if required, released as set forth in the preceding sentence. Each Redemption/Distribution Notice shall be addressed to the Holders of Trust Securities at the address of each such Holder appearing in the Securities Register. No defect in the Redemption/Distribution Notice or in the mailing of either thereof with respect to any Holder of Trust Securities shall affect the validity of the redemption or exchange proceedings with respect to any other Holder of Trust Securities. All notices of redemption shall state: (i) the Redemption Date; (ii) the Redemption Price or if the Redemption Price cannot be calculated prior to the time the notice of redemption is required to be sent, the manner of calculation thereof; (iii) the CUSIP number; (iv) if less than all the outstanding Trust Securities are to be redeemed, the identification and the total Liquidation Amount of the particular Trust Securities to be redeemed; and
(v) that on the Redemption Date, the Redemption Price will become due and payable upon each such Trust Security to be redeemed and that Distributions thereon will cease to accumulate on and after said date.

                  (f) If Trust Securities are to be redeemed and the Trust gives a Redemption/Distribution Notice, which notice may only be issued if the Debentures are prepaid as set out in this Section 4 (which notice will be irrevocable), then provided that the Debenture Issuer has paid the Institutional Trustee a sufficient amount of cash in connection with the related redemption or maturity of the Debentures, the Institutional Trustee will, with respect to Capital Securities evidenced by one or more Global Capital Security Certificates, irrevocably deposit with the Clearing Agency for such Capital Securities funds sufficient to pay the applicable Redemption Price and will give such Clearing Agency irrevocable instructions and authority to pay the Redemption Price to the Holders thereof. With respect to Capital Securities evidenced by one or more Definitive Capital Security Certificates, the Institutional Trustee, subject to the Trust having funds then legally available in the Payment Account for the payment of such Redemption Price, will irrevocably deposit with the Paying Agent funds sufficient to pay the applicable Redemption Price and will give the Paying Agent irrevocable instructions and authority to pay the Redemption Price with respect to such Capital Securities to the Holders thereof upon surrender of their Definitive Capital Security Certificates. Notwithstanding the foregoing, Distributions payable on or prior to the Redemption Date for any Trust Securities called for redemption shall be payable to the Holders of such Trust Securities as they appear on the Securities Register for the Trust Securities on the relevant record dates for the related Distribution Dates. If a Redemption/Distribution Notice shall have been given, then immediately prior to the close of business on the required date of such payment, Distributions will cease to accrue on the Trust Securities so called for redemption and all rights of Holders of such Trust Securities so called for redemption will cease, except the right of the Holders of such Trust Securities to receive the Redemption Price plus accumulated and unpaid Distributions on the Capital Securities to be redeemed, but without interest on such Redemption Price. In the event of any redemption in part, the Trust shall not be required to (i) issue, register the transfer of or exchange any Capital Securities during a period beginning at the opening of business 15 days before any selection for redemption of Capital Securities and ending at the close of business on the earliest date on which the relevant notice of redemption is deemed to have been given to all Holders of Capital Securities so selected for redemption or (ii) register the transfer of or exchange any Capital Securities so selected for redemption, in whole or in part, except for the unredeemed portion of any Capital Securities being redeemed in part. If any such Redemption Date is not a Business Day, then payment of the Redemption Price payable on such date will be made on the next succeeding Business Day (and without any interest or other payment in respect of any such delay) except that, if such Business Day falls in the next calendar year, such payment will be made on the immediately preceding Business Day, in each case with the same force and effect as if made on such date fixed for redemption. If payment of the Redemption Price in respect of any Trust Securities is improperly withheld or refused and not paid either by the Institutional Trustee or by the Sponsor as guarantor pursuant to the relevant Securities Guarantee, Distributions on such Trust Securities will continue to accumulate from the original redemption date to the actual date of payment at the then applicable rate, in which case the actual payment date will be considered the date fixed for redemption for purposes of calculating the Redemption Price.

                  (g) Subject to the foregoing and applicable law (including, without limitation, United States federal securities laws), the Sponsor or any of its subsidiaries may at any time and from time to time purchase outstanding Trust Securities by tender, in the open market or by private agreement.

                  5.  Voting Rights - Capital Securities.

                  (a) Except as provided under Sections 5(b) and 7 and as otherwise required by law and provided in the Declaration (including rights to appoint and remove the Institutional Trustee), the Holders of the Capital Securities will not have voting rights.

                  (b) Subject to the requirements set forth in this paragraph, the Holders of a Majority in Liquidation Amount of the Capital Securities, voting separately as a class, may direct the time, method, and place of conducting any proceeding for any remedy available to the Institutional Trustee, or exercising any trust or power conferred upon the Institutional Trustee under the Declaration, including the right to direct the Institutional Trustee, as holder of the Debentures, to (i) exercise the remedies available under the Indenture with respect to the Debentures, (ii) waive any past Indenture Event of Default and its consequences that is waivable under Section 4.13 of the Indenture, (iii) exercise any right to rescind or annul a declaration that the principal of all the Debentures shall be due and payable or (iv) consent to any amendment, modification or termination of the Indenture or the Debentures where such consent shall be required; provided, that if an Indenture Event of Default has occurred and is continuing, the holders of 25% of the aggregate liquidation amount of the Capital Securities may direct the Institutional Trustee to declare the principal of and interest on the Debentures immediately due and payable; provided, further, that, where a consent or action under the Indenture would require the consent or action of a Super-Majority, only the holders of at least such Super-Majority in aggregate Liquidation Amount of the Capital Securities may direct the Institutional Trustee to give such consent or take such action. The Institutional Trustee shall not revoke any action previously authorized or approved by a vote of the Holders of the Capital Securities. Other than with respect to directing the time, method and place of conducting any remedy available to the Institutional Trustee or the Debt Trustee as set forth above, the Institutional Trustee shall not take any action in accordance with the directions of the Holders of the Capital Securities under this paragraph unless the Institutional Trustee has obtained an opinion of tax counsel to the effect that for the purposes of United States federal income tax the Trust will not be classified as other than a grantor trust on account of such action. If the Institutional Trustee fails to enforce its rights under the Declaration, any Holder of Capital Securities may, to the fullest extent permitted by law, institute a legal proceeding directly against any Person to enforce the Institutional Trustee's rights under the Declaration, without first instituting a legal proceeding against the Institutional Trustee or any other Person.

                  Any approval required or direction of Holders of Capital Securities may be given at a separate meeting of Holders of Capital Securities convened for such purpose, at a meeting of all of the Holders of Trust Securities or pursuant to written consent. The Administrators will cause a notice of any meeting at which Holders of Capital Securities are entitled to vote to be mailed to each Holder of record of Capital Securities. Each such notice will include a statement setting forth (i) the date of such meeting, (ii) a description of any resolution proposed for adoption at such meeting on which such Holders are entitled to vote and (iii) instructions for the delivery of proxies. Prompt notice of the taking of action without a meeting shall be given to the Holders of Capital Securities entitled to vote who have not consented in writing.

                  No vote or consent of the Holders of the Capital Securities will be required for the Trust to redeem and cancel Capital Securities or to distribute the Debentures in accordance with the Declaration and the terms of the Trust Securities. Notwithstanding that Holders of Capital Securities are entitled to vote or consent under any of the circumstances described above, any of the Capital Securities that are owned by the Sponsor or any Affiliate of the Sponsor shall not be entitled to vote or consent and shall, for purposes of such vote or consent, be treated as if they were not outstanding.

                  Holders of Capital Securities will have no rights to appoint or remove the Administrators, who may be appointed, removed or replaced solely by the Debenture Issuer as the indirect or direct holder of all of the Common Securities.

                  6.  Voting Rights - Common Securities.

                  (a) Except as provided under these Sections 6(b), 6(c) and 7 and as otherwise required by law and provided in the Declaration, the Holders of the Common Securities will not have voting rights.

                  (b) Subject to Section 2.06 of the Declaration and only after any Event of Default with respect to the Capital Securities has been cured, waived or otherwise eliminated and subject to the requirements of the second to last sentence of this paragraph, the Holders of a Majority in Liquidation Amount of the Common Securities, voting separately as a class, may direct the time, method, and place of conducting any proceeding for any remedy available to the Institutional Trustee, or exercising any trust or power conferred upon the Institutional Trustee under the Declaration, including (i) directing the time, method, and place of conducting any proceeding for any remedy available to the Debt Trustee, or exercising any trust or power conferred on the Debt Trustee with respect to the Debentures, (ii) waive any past default and its consequences that is waivable under Section 4.13 of the Indenture, or (iii) exercise any right to rescind or annul a declaration that the principal of all the Debentures shall be due and payable, provided, that where a consent or action under the Indenture would require the consent or act of a Super-Majority, the Institutional Trustee may only give such consent or take such action at the written direction of the Holders of at least the proportion in Liquidation Amount of the Common Securities that the relevant Super-Majority represents of the aggregate principal amount of the Debentures outstanding. Pursuant to this
Section 6(b), the Institutional Trustee shall not revoke, or take any action inconsistent with, any action previously authorized or approved by a vote of the Holders of the Capital Securities, and shall not take any action in accordance with the direction of the Holders of the Common Securities under this Section 6(b) if the action is prejudicial to the Holders of the Capital Securities. Other than with respect to directing the time, method and place of conducting any remedy available to the Institutional Trustee or the Debt Trustee as set forth above, the Institutional Trustee shall not take any action in accordance with the directions of the Holders of the Common Securities under this paragraph unless the Institutional Trustee has obtained an opinion of tax counsel to the effect that for the purposes of United States federal income tax the Trust will not be classified as other than a grantor trust on account of such action. If the Institutional Trustee fails to enforce its rights under the Declaration, any Holder of Common Securities may, to the fullest extent permitted by law, institute a legal proceeding directly against any Person to enforce the Institutional Trustee's rights under the Declaration, without first instituting a legal proceeding against the Institutional Trustee or any other Person.

                  Any approval or direction of Holders of Common Securities may be given at a separate meeting of Holders of Common Securities convened for such purpose, at a meeting of all of the Holders of Trust Securities in the Trust or pursuant to written consent. The Administrators will cause a notice of any meeting at which Holders of Common Securities are entitled to vote to be mailed to each Holder of record of Common Securities. Each such notice will include a statement setting forth (i) the date of such meeting, (ii) a description of any resolution proposed for adoption at such meeting on which such Holders are entitled to vote and (iii) instructions for the delivery of proxies or consents. Prompt notice of the taking of action without a meeting shall be given to the Holders of the Common Securities entitled to vote who have not consented in writing. No vote or consent of the Holders of the Common Securities will be required for the Trust to redeem and cancel Common Securities or to distribute the Debentures in accordance with the Declaration and the terms of the Trust Securities.

                  7.  Amendments to Declaration.

                  (a) In addition to any requirements under Section 12.01 of the Declaration, if any proposed amendment to the Declaration provides for, or the Administrators otherwise propose to effect, (i) any action that would adversely affect the powers, preferences or special rights of the Trust Securities, whether by way of amendment to the Declaration or otherwise, or (ii) the liquidation, dissolution or winding-up of the Trust, other than as described in
Section 8.01 of the Declaration, then the Holders of outstanding Trust Securities voting together as a single class, will be entitled to vote on such amendment or proposal (but not on any other amendment or proposal) and such amendment or proposal shall not be effective except with the approval of the Holders of at least a Majority in Liquidation Amount of the Trust Securities affected thereby; provided, if any amendment or proposal referred to in clause
(i) above would adversely affect only the Capital Securities or only the Common Securities, then only the affected class will be entitled to vote on such amendment or proposal and such amendment or proposal shall not be effective except with the approval of a Majority in Liquidation Amount of such class of Trust Securities.

                  (b) In the event the consent of the Institutional Trustee as the holder of the Debentures is required under the Indenture with respect to any amendment, modification or termination of the Indenture or the Debentures, the Institutional Trustee shall request the written direction of the Holders of the Trust Securities with respect to such amendment, modification or termination and shall vote with respect to such amendment, modification or termination as directed by a Majority in Liquidation Amount of the Trust Securities voting together as a single class; provided, that where a consent under the Indenture would require the consent of the holders of a Super-Majority, the Institutional Trustee may only give such consent at the direction of the Holders of at least the proportion in liquidation amount of the

Trust Securities that the relevant Super-Majority represents of the aggregate principal amount of the Debentures outstanding; provided further, that the Institutional Trustee shall not take any action in accordance with the directions of the Holders of the Trust Securities under this Section 7(b) unless the Institutional Trustee has obtained an opinion of tax counsel to the effect that for the purposes of United States federal income tax the Trust will not be classified as other than a grantor trust on account of such action.

                  8.  Ranking.

                  The Capital Securities rank pari passu and payment thereon shall be made pro rata with the Common Securities except that, where an Event of Default occurs and is continuing, the rights of Holders of the Common Securities to payment in respect of Distributions and payments upon liquidation, redemption and otherwise are subordinated to the rights to payment of the Holders of the Capital Securities.

                  9.  Acceptance of Securities Guarantee and Indenture.

                  Each Holder of Capital Securities and Common Securities, by the acceptance thereof, agrees to the provisions of the Capital Securities Guarantee and the Common Securities Guarantee, respectively, including the subordination provisions therein and to the provisions of the Indenture.

                  10.  No Preemptive Rights.

                  The Holders of the Trust Securities shall have no preemptive rights or similar rights to subscribe for any additional securities.

                  11.  Miscellaneous.

                  These terms constitute a part of the Declaration.

                  The Sponsor will provide a copy of the Declaration, the Capital Securities Guarantee or the Common Securities Guarantee (as may be appropriate) and the Indenture to any Holder without charge on written request to the Sponsor at its principal place of business.

                                                                     EXHIBIT A-1

                      FORM OF CAPITAL SECURITY CERTIFICATE

                  IF THE CAPITAL SECURITY IS TO BE A GLOBAL CERTIFICATE INSERT - THIS CAPITAL SECURITY IS A GLOBAL CERTIFICATE WITHIN THE MEANING OF THE DECLARATION HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF THE DEPOSITORY TRUST COMPANY (THE "CLEARING AGENCY") OR A NOMINEE OF THE CLEARING AGENCY. THIS CAPITAL SECURITY IS EXCHANGEABLE FOR CAPITAL SECURITIES REGISTERED IN THE NAME OF A PERSON OTHER THAN THE CLEARING AGENCY OR ITS NOMINEE ONLY IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE DECLARATION AND NO TRANSFER OF THIS CAPITAL SECURITY (OTHER THAN A TRANSFER OF THIS CAPITAL SECURITY AS A WHOLE BY THE CLEARING AGENCY TO A NOMINEE OF THE CLEARING AGENCY OR BY A NOMINEE OF THE CLEARING AGENCY TO THE CLEARING AGENCY OR ANOTHER NOMINEE OF THE CLEARING AGENCY) MAY BE REGISTERED EXCEPT IN LIMITED CIRCUMSTANCES.

                  UNLESS THIS CAPITAL SECURITY IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY (55 WATER STREET, NEW YORK, NEW
YORK) TO THE TRUST OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CAPITAL SECURITY ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR SUCH OTHER NAME AS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY AND ANY PAYMENT HEREON IS MADE TO CEDE & CO., ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY A PERSON IS WRONGFUL SINCE THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

CERTIFICATE NUMBER:
NUMBER OF Capital Securities:

                               CUSIP NO._________

                    Certificate Evidencing Capital Securities

                                       of

                              K N CAPITAL TRUST II


    ____% Capital Securities (liquidation amount $1,000 per Capital Security)

                  K N Capital Trust II, a statutory business trust created under the laws of the State of Delaware (the "Trust"), hereby certifies that Cede & Co. (the "Holder") is the registered owner of preferred securities of the Trust representing undivided beneficial ownership interests in the assets of the Trust designated the ____% Capital Securities (liquidation amount $1,000 per Capital Security) (the "Capital Securities"). The Capital Securities are transferable on the books


                                      A1-1
and records of the Trust, in person or by a duly authorized attorney, upon surrender of this certificate duly endorsed and in proper form for transfer.

                  The designation, rights, privileges, restrictions, preferences and other terms and provisions of the Capital Securities represented hereby are issued and shall in all respects be subject to the provisions of the Amended and Restated Declaration of Trust of the Trust dated as of _____ __, ____, as the same may be amended from time to time (the "Declaration"), including the designation of the terms of the Capital Securities as set forth in Annex I to the Declaration. Capitalized terms used herein but not defined shall have the meaning given them in the Declaration.

                  The Holder is entitled to the benefits of the Capital Securities Guarantee to the extent provided therein. The Sponsor will provide a copy of the Declaration, the Capital Securities Guarantee and the Indenture to a Holder without charge upon written request to the Trust at its principal place of business. Upon receipt of this certificate, the Holder is bound by the Declaration and is entitled to the benefits thereunder.

                  By acceptance of this certificate, the Holder agrees to treat, for United States federal income tax purposes, the Debentures as indebtedness and the Capital Securities as evidence of indirect beneficial ownership in the Debentures.

                  Unless the Institutional Trustee's Certificate of Authentication hereon has been properly executed, these Capital Securities shall not be entitled to any benefit under the Declaration or be valid or obligatory for any purpose.

                  This certificate and the rights of the parties hereunder shall be governed by, and construed in accordance with, the laws of the State of Delaware and all rights and remedies shall be governed by such laws without regard to principles of conflict of laws.


                                      A1-2

                  IN WITNESS WHEREOF, the Trust has executed this certificate this ____ day of ________, ____.

                              K N CAPITAL TRUST II


                              By: _______________________________
                                  Name:
                                  Title:  Administrator


                     [FORM OF CERTIFICATE OF AUTHENTICATION]

              INSTITUTIONAL TRUSTEE'S CERTIFICATE OF AUTHENTICATION

                  This is one of the Capital Securities referred to in the within-mentioned Declaration.

Dated:  ________ __, ____

Wilmington Trust Company,
not in its individual
capacity but solely
as Institutional Trustee
or as Authentication Agent



By: _______________________________          By: _______________________________
         Authorized Signatory                        Authorized Signatory


                                      A1-3

                          [FORM OF REVERSE OF SECURITY]

                  Distributions payable on each Capital Security will be fixed at a rate per annum of ___% of the stated liquidation amount of $1,000 per Capital Security, such rate being the rate of interest payable on the Debentures. Distributions in arrears for more than one semi-annual period will accumulate at the distribution rate compounded semi-annually (to the extent permitted by applicable law). The term "Distributions" as used herein includes such cash Distributions and any such accumulated Distributions unless otherwise stated. A Distribution is payable only to the extent that payments are made in respect of the Debentures held by the Institutional Trustee and to the extent the Institutional Trustee has funds available therefor. The amount of Distributions payable for any period will be computed for any full semi-annual distribution period on the basis of a 360-day year of twelve 30-day months.

                  Except as otherwise described below, Distributions on the Capital Securities will be cumulative, will accumulate from the first date that any Capital Securities are issued and will be payable semi-annually in arrears, on _____ __and _______ __ of each year, commencing on _______ __, ____, which payment dates correspond to the interest payment dates on the Debentures, to Holders of record at the close of business on the regular record date for such distribution, which shall be the close of business one Business Day prior to such distribution payment date (provided, that, if, at any time, the Trust Securities are not held in global form, the relevant record dates shall be 15 days prior to the relevant payment dates) unless otherwise provided in the Declaration. The Debenture Issuer has the right under the Indenture to defer payments of interest by extending the interest payment period from time to time on the Debentures for a period not exceeding 10 consecutive semi-annual periods (each an "Extension Period") during which Extension Period no interest will be due and payable on the Debentures, but the Company may prepay at any time all or any portion of the interest accrued during an Extension Period; provided, that no Extension Period shall extend beyond the date of the maturity of the Debentures and, as a consequence of such deferral, Distributions will also be deferred.

                  Despite such deferral, semi-annual Distributions will continue to accumulate (to the extent permitted by applicable law) at the distribution rate compounded semi-annually (to the extent permitted by applicable law) during any such Extension Period. Prior to the termination of any such Extension Period, the Debenture Issuer may further extend such Extension Period; provided, that such Extension Period together with all such previous and further extensions thereof may not exceed 10 consecutive semi-annual periods or extend beyond the maturity or any redemption date of the Debentures. Payments of accrued Distributions will be payable to Holders as they appear on the books and records of the Trust on the first record date after the end of the Extension Period. Upon the termination of any Extension Period and the payment of all amounts then due, the Debenture Issuer may commence a new Extension Period, subject to the above requirements.

                  The Capital Securities shall be redeemable as provided in the Declaration.


                                      A1-4

                                                                     EXHIBIT A-2

                       FORM OF COMMON SECURITY CERTIFICATE

                      THIS CERTIFICATE IS NOT TRANSFERABLE

                           EXCEPT AS DESCRIBED IN THE

                         DECLARATION (AS DEFINED BELOW)

CERTIFICATE NUMBER:
NUMBER OF COMMON SECURITIES:

                    Certificate Evidencing Common Securities

                                       of

                              K N CAPITAL TRUST II


                             ____% Common Securities
                 (liquidation amount $1,000 per Common Security)


                  K N Capital Trust II, a statutory business trust created under the laws of the State of Delaware (the "Trust"), hereby certifies that K N Energy, Inc., a Kansas corporation (the "Holder") is the registered owner of common securities of the Trust representing undivided beneficial ownership interests in the assets of the Trust designated the ____% Common Securities (liquidation amount $1,000 per Common Security) (the "Common Securities"). Except to the extent described in the Declaration (as defined below), the Common Securities are not transferable on the books and records of the Trust, in person or by a duly authorized attorney, upon surrender of this certificate duly endorsed and in proper form for transfer.

                  The designation, rights, privileges, restrictions, preferences and other terms and provisions of the Common Securities represented hereby are issued and shall in all respects be subject to the provisions of the Amended and Restated Declaration of Trust of the Trust dated as of _____ __, ____, as the same may be amended from time to time (the "Declaration"), including the designation of the terms of the Common Securities as set forth in Annex I to the Declaration. Capitalized terms used herein but not defined shall have the meaning given them in the Declaration.

                  The Holder is entitled to the benefits of the Common Securities Guarantee to the extent provided therein. The Sponsor will provide a copy of the Declaration, the Common Securities Guarantee and the Indenture to a Holder without charge upon written request to the Sponsor at its principal place of business.


                                      A2-1

                  Upon receipt of this certificate, the Holder is bound by the Declaration and is entitled to the benefits thereunder.

                  By acceptance of this certificate, the Holder agrees to treat, for United States federal income tax purposes, the Debentures as indebtedness and the Common Securities as evidence of indirect beneficial ownership in the Debentures.

                  This certificate and the rights of the parties hereunder shall be governed by and construed in accordance with the laws of the State of Delaware and all rights and remedies shall be governed by such laws without regard to principles of conflicts of laws.

                  IN WITNESS WHEREOF, the Trust has executed this certificate this ____ day of ________, ____.

                                             K N CAPITAL TRUST II



                                             By: _______________________________
                                                 Name:
                                                 Title: Administrator


                                      A2-2

                          [FORM OF REVERSE OF SECURITY]

                  Distributions payable on each Common Security will be fixed at a rate per annum of ____% of the stated liquidation amount of $1,000 per Common Security, such rate being the rate of interest payable on the Debentures to be held by the Institutional Trustee. Distributions in arrears for more than one semi-annual period will accumulate at the distribution rate compounded semi-annually (to the extent permitted by applicable law). The term "Distributions" as used herein includes such cash Distributions and any such accumulated Distributions unless otherwise stated. A Distribution is payable only to the extent that payments are made in respect of the Debentures held by the Institutional Trustee and to the extent the Institutional Trustee has funds available therefor. The amount of Distributions payable for any period will be computed for any full semi-annual distribution period on the basis of a 360-day year of twelve 30-day months.

                  Except as otherwise described below, Distributions on the Common Securities will be cumulative, will accumulate from the first date that any Capital Securities are issued and will be payable semi-annually in arrears, on _____ __ and _______ __, which payment dates correspond to the interest payment dates on the Debentures, to Holders of record at the close of business on the regular record date for such Distribution, which shall be the close of business 15 days prior to such distribution payment date unless otherwise provided in the Declaration. The Debenture Issuer has the right under the Indenture to defer payments of interest by extending the interest payment period from time to time on the Debentures for a period not exceeding 10 consecutive semi-annual periods (each an "Extension Period") during which Extension Period no interest will be due and payable on the Debentures, but the Company may prepay at any time all or any portion of the interest accrued during an Extension Period; provided, that no Extension Period shall last beyond the date of maturity of the Debentures and, as a consequence of such deferral, Distributions will also be deferred.

                  Despite such deferral, semi-annual Distributions will continue to accumulate (to the extent permitted by applicable law) at the distribution rate compounded semi-annually (to the extent permitted by applicable law) during any such Extension Period. Prior to the termination of any such Extension Period, the Debenture Issuer may further extend such Extension Period; provided, that such Extension Period together with all such previous and further extensions thereof may not exceed 10 consecutive semi-annual periods or extend beyond the maturity or any redemption date of the Debentures. Payments of accrued Distributions will be payable to Holders as they appear on the books and records of the Trust on the first record date after the end of the Extension Period. Upon the termination of any Extension Period and the payment of all amounts then due, the Debenture Issuer may commence a new Extension Period, subject to the above requirements.

                  The Common Securities shall be redeemable as provided in the Declaration.


                                      A2-3